FELLOW SHAREHOLDERS:                                           November 20, 1998
THE YEAR IN REVIEW

     Following three years of euphoric gains, the U.S. stock market maintained its torrid pace during the first half of 1998, fueled by strong domestic demand, low inflation, stable interest rates, and a neutral monetary policy. The Dow Jones Industrial Average, which broke through the 9000 level for the first time in history during the month of April, continued its upward trend into the summer months, rising to an intra-day high of 9412 on July 17th. The third quarter, however, marked an abrupt reversal in the direction of the equity markets, with all major stock market indices posting double-digit losses for the quarter. During this period, the DJIA plunged to an intra-day low of 7379 on September 1st, representing a 22% drop from the high -- technically a bear market. Subsequently, it fluctuated wildly between 7400 and 8200, testing the lower part of the band six times. Recently, however, the market has come roaring back and is currently trading at levels close to the highs set back in July.

     What forces conspired to create this extreme volatility? We believe that the market is normally confronted by one overriding problem at a time - the "primary worry". For example, over the last several years the "primary worry" has been the Federal Reserve raising interest rates. This year, however, the market was confronted by several "primary worries", causing it to fluctuate wildly as deepening gloom about the global economy as well as political upheavals intensified the turbulence in the financial markets:

     1. Japan -- The Japanese economy was clearly in a severe recession and the banking system was very weak. Many banks had been allowed to continue in business despite being effectively insolvent. The new government was thought to be inept and slow to react. The fear was that if Japan sank further into the abyss, it would drag down the rest of Asia, possibly even forcing a devaluation in China and thus leading to a round of competitive devaluations.

     2. "Contagion" -- The financial crisis that began in Thailand in the summer of 1997 had infected other countries in Asia by the end of 1997. By the summer of 1998, it had spread to other parts of the world. For a while, it looked like Russia was going to devolve into political and economic chaos. Russia's stock market collapsed, its currency was devalued and the country defaulted on billions of dollars of debt. Furthermore, the Duma rejected Boris Yeltsin's choice for Prime Minister. The prospect of chaos in Russia had implications far beyond the economy as the wholesale selling of nuclear weapons was also a fear.

     Events in Russia caused the risk premium for all investments in emerging markets to rise dramatically and, as a result, there was a massive flight of capital from these markets. Investors targeted Brazil in particular, whose economy represents approximately 40% of the GDP of South America and is an important partner of the U.S. Moreover, Brazil was in the middle of an election. The fear developed that a collapse of Brazil would take down all of South America.

     3. Financial Market Instability -- The collapse of Long-Term Capital Management and other smaller hedge funds hit the banking system hard, causing substantial fear that the whole financial system was unstable.

     4. The Clinton/Lewinsky Matter -- This had an important negative effect on the market because it was perceived by foreigners as some form of coup d'etat. You may recall that on the day the Starr report was released, the market dropped 249 points.

     Against this background, the economy was clearly slowing, bringing into question the issue of third quarter earnings and raising the possibility of a recession in 1999. Investors, growing increasingly cautious, began to avoid risk and every type of security began to look risky, except for the ultimate safe haven -- U.S. Treasuries. The ensuing flight to quality drove the yield on the 30-year Treasury bond down to 4.70% by the start of October, and the spread between U.S. Treasuries and corporate bonds widened dramatically.

     Recently, however, the market has come back dramatically and we are optimistic that this upward trend will continue. The primary catalyst for the turnaround was the surprise move by the Federal Reserve on October 15th to lower the Fed funds rate to 5% and the discount rate to 4.75%. This followed a 25 basis point cut of the Fed funds rate on September 29th, which the market had viewed as inadequate. This move on October 15th, coming between

Federal Open-Market Committee meetings, was a very strong statement that the Fed would act to alleviate the credit crunch and fend off a possible recession. The decision by the Fed on November 17th to lower both the Fed funds rate and the discount rate by an additional 25 basis points should continue to drive the market.

     At the same time, the "primary worries" are abating:

     1. Japan -- The Obuchi government succeeded in passing banking reform legislation involving $500 billion of public money to shore up the "zombie" banks. This is a substantial positive and should, in time, help Japan's business and consumer confidence, perhaps leading to improved domestic spending and a healthier economy. More importantly, the prospect of a more stable Japan has taken some of the fear out of other Asian markets.

     2. "Contagion" -- Fears began to subside that the economic and financial turmoil was spreading around the world. The U.S. Congress approved additional funding for the IMF. President Cardoso won reelection in Brazil. In the wake of the elections, the Brazilian government proposed an austerity package, considered essential both for its long-term fiscal and economic stability and for receiving funding from the IMF. There will undoubtedly be some more nervous moments from now until the end of the year. The only good news from Russia has been that it has a government. The IMF has been unwilling to disburse any more funds due to the lack of a satisfactory economic plan, and Russia is still in talks with its creditors.

     3. Financial Market Instability -- The Long-Term Capital Management/hedge funds situation seems to have stabilized with no further rumors of major hedge fund problems. The Fed's willingness to safeguard the financial system has brought a great sense of relief to the market.

     4. The Clinton/Lewinsky Matter -- The election is now over and voters stated en masse that they were utterly unconcerned with the Monica Lewinsky matter. It seems therefore increasingly improbable that Clinton will be removed from office unless there is some new series of revelations. Consequently, we think it is unlikely that this matter will continue to affect the stock market in any profoundly negative way.


PORTFOLIO MATTERS

ALGER SMALL CAPITALIZATION PORTFOLIO

     The Alger Small Capitalization Portfolio's total return for the year was -11.63% which, although negative, compared favorably to the benchmark return of -15.86% for the Russell 2000 Growth Index. Obviously, this was a particularly difficult period for small cap growth stocks as investors continued to place a high premium on liquidity and earnings predictability, causing large cap stocks to drive the market. The explosive growth potential and attractive relative valuations of smaller stocks were all but ignored by a risk-averse investment community. The Portfolio's ability to generate a favorable relative return was not the result of increased or limited exposure to certain sectors, as every economic sector in the small cap discipline suffered, but rather was the result of careful stock selection.

ALGER GROWTH PORTFOLIO

     For the year ended October 31, 1998, the Alger Growth Portfolio's total return was 20.50% as compared to 21.99% for the S&P 500. During this volatile period, investors once again favored larger, more predictable stocks. Additionally, many of the market factors discussed previously contributed to an environment wherein stocks of certain sectors performed exceptionally well. In particular, the Portfolio's heavy exposure to health care, retailing and technology stocks enabled it to post strong double-digit returns. The strength in retailing was primarily attributable to high employment, high consumer confidence and falling interest rates, while the health care sector, including pharmaceuticals and medical devices, fared well in the face of a slowing economy. The technology sector was driven largely by internet companies, which emerged as a major force in 1998. The Portfolio's slight underperformance relative to the benchmark is due in part to its exposure to the poor performing oil service industry at the beginning of the fiscal year. Thus far in fiscal 1999, however, the Portfolio has significantly outperformed the benchmark, a trend we expect to continue as stocks with strong earnings growth potential continue to be rewarded by investors.

ALGER MIDCAP GROWTH PORTFOLIO

     For the year ended October 31, 1998, the Alger MidCap Growth Portfolio's performance was in line with the benchmark, returning 6.24% as compared to 6.71% for the S&P MidCap 400 Index. For the third year in a row, bigger was better as investors continued to flock toward the larger, "safer" companies. As a result, large cap stocks fared better than mid cap stocks, which in turn fared better than small cap stocks. The Portfolio's industry exposure was similar to that of the Growth Portfolio, so both were helped and hurt by the same economic factors discussed previously. Of note, holdings in the technology sector performed particularly well, driven by continued strong capital investment by businesses hoping to improve their productivity, time to market and competitive edge. Given the possibility of a slowing economic environment, the Portfolio is well positioned for strong performance as mid cap growth stocks, with their generally higher earnings growth potential, are increasingly valued by the market as earnings growth becomes more scarce.

ALGER BALANCED PORTFOLIO

     The Alger Balanced Portfolio's total return for the twelve months ended October 31, 1998 was 16.87%, compared to 10.27% for the Lehman Brothers Government/Corporate Bond Index and 21.99% for the S&P 500. During this period, the Portfolio maintained a ratio of approximately 60/40 common stocks to debt securities, producing results that were in line with those of a blended index comprising the two comparative indices. Similar to the Growth Portfolio, exposure to technology, retail and health care sectors drove the equity portion of the portfolio.

ALGER CAPITAL APPRECIATION PORTFOLIO

     For the year ended October 31, 1998, the Alger Capital Appreciation Portfolio's total return was 9.86%, compared to 21.99% for the S&P 500 Index. The factors contributing to the Portfolio's disappointing returns were largely stylistic in nature as this Portfolio employs an "allcap" (small, medium and large capitalizations) portfolio management strategy. As stated previously, the explosive growth potential and attractive relative valuations of small and mid cap stocks were all but ignored by a risk-averse investment community in favor of larger, "safer" companies. This trend was evidenced by the dismal return of -15.86% for the Russell 2000 Growth Index and the lackluster performance of 6.71% for the S&P MidCap 400 Index. As a result, the Capital Appreciation Portfolio suffered severe negative repercussions from its exposure to small and mid cap stocks.

LOOKING AHEAD

     While recent events will likely result in slower economic growth in coming quarters, we believe that the outlook for the U.S. economy remains constructive. The positives - low inflation, low interest rates, high levels of employment, reasonably high levels of consumer confidence, a well-capitalized banking system, and prudent monetary and fiscal policies should offset the negative impact of a weakening import/export sector. Growth in the U.S. will slow, but we do not foresee a recession on the horizon.

     Since economic growth will likely slow both here and abroad, the rate of gain in corporate earnings will not be as robust as in recent years. High-quality growth companies, however, have the ability to generate high levels of earnings even in a weak economic environment. Today, growth stocks, which typically sell at a premium to the market, are trading at only slightly more than the market multiple. As stability returns to the market, we believe growth stocks will regain their normal premium to the market. As a result, we believe that The Alger Fund portfolios, which consist of quality growth stocks, should produce superior performance in the months ahead.

          Respectfully submitted,


          /s/ DAVID D. ALGER
          ------------------
          David D. Alger
          President

--------------------------------------------------------------------------------
     TABLE OF CONTENTS
--------------------------------------------------------------------------------

Alger Growth Portfolio:
                      Portfolio Highlights ................................    7
                      Schedule of Investments .............................    8
                      Financial Highlights ................................   10
Alger Small Capitalization Portfolio:
                      Portfolio Highlights ................................   12
                      Schedule of Investments .............................   13
                      Financial Highlights ................................   15
Alger Balanced Portfolio:
                      Portfolio Highlights ................................   17
                      Schedule of Investments .............................   18
                      Financial Highlights ................................   20
Alger MidCap Growth Portfolio:
                      Portfolio Highlights ................................   22
                      Schedule of Investments .............................   23
                      Financial Highlights ................................   25
Alger Capital Appreciation Portfolio:
                      Portfolio Highlights ................................   27
                      Schedule of Investments .............................   28
                      Financial Highlights ................................   30
Alger Money Market Portfolio:
                      Schedule of Investments .............................   32
                      Financial Highlights ................................   34
Statements of Assets and Liabilities ......................................   35
Statements of Operations ..................................................   36
Statement of Cash Flows (Alger Capital Appreciation Portfolio) ............   37
Statements of Changes in Net Assets .......................................   38
Notes to Financial Statements .............................................   40
Report of Independent Public Accountants ..................................   46

--------------------------------------------------------------------------------
ALGER GROWTH PORTFOLIO Portfolio Highlights Through October 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HYPOTHETICAL $10,000 INVESTMENT IN CLASS B SHARES - 10 YEARS ENDED 10/31/98
--------------------------------------------------------------------------------

[The following table represents a chart in the printed piece]

               Alger Growth B     S&P 500

11/1/88          10000            10000
                 12699            12641
10/31/90         12191            11695
                 17774            15613
10/31/92         19492            17171
                 25178            19735
10/31/94         26204            20498
                 36103            25920
10/31/96         39021            32165
                 48837            42496
10/31/98         59295            51838



The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Alger Growth Class B shares and the S&P 500 Index for the ten years ended October 31, 1998. Figures for both the Alger Growth Class B shares and the S&P 500 Index, an unmanaged index of common stocks, include reinvestment of dividends. Performance for the Alger Growth Class A and Class C shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.

--------------------------------------------------------------------------------
PERFORMANCE COMPARISON AS OF 10/31/98+
                                              AVERAGE ANNUAL TOTAL RETURNS
                                 1            5           10             SINCE
                               YEAR         YEARS        YEARS         INCEPTION
                             ---------------------------------------------------
CLASS A (INCEPTION 1/1/97)     15.65%         *            *            21.30%
S&P 500 Index                  21.99%         *            *            26.06%
--------------------------------------------------------------------------------
CLASS B (INCEPTION 11/11/86)   15.50%      18.26%        19.48%         16.46%
S&P 500 Index                  21.99%      21.31%        17.88%         16.56%
--------------------------------------------------------------------------------
CLASS C (INCEPTION 8/1/97)     19.50%         *            *            12.33%
S&P 500 Index                  21.99%         *            *            13.71%
--------------------------------------------------------------------------------

THE PORTFOLIO'S AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE AND THE PORTFOLIO'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

+ RETURNS REFLECT MAXIMUM INITIAL SALES CHARGES ON CLASS A SHARES AND APPLICABLE CONTINGENT DEFERRED SALES CHARGES ON CLASS B AND CLASS C SHARES.

THE ALGER FUND
ALGER GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 1998

COMMON STOCKS--86.3%                               SHARES             VALUE
--------------------                               ------             -----

AIRLINES--1.1%
US Airways Group Inc.* ....................           100,500     $   5,684,582
                                                                  -------------
BROADCASTING--1.4%
Comcast Corp. CI. A. Special ..............           149,500         7,381,562
                                                                  -------------
BUSINESS SERVICES--1.7%
IMS Health Inc. ...........................           131,400         8,738,100
                                                                  -------------
COMMUNICATIONS--7.2%
AT&T Corp. ................................            37,000         2,303,250
America Online Inc. .......................           132,400        16,823,140
COX Communications Inc. Cl. A.* ...........            43,700         2,398,038
MCI Worldcom Inc.* ........................           287,100        15,862,275
                                                                  -------------
                                                                     37,386,703
                                                                  -------------
COMMUNICATION EQUIPMENT--4.3%
Ascend Communications, Inc.* ..............           156,400         7,546,300
Cisco Systems, Inc.* ......................           234,775        14,790,825
                                                                  -------------
                                                                     22,337,125
                                                                  -------------
COMPUTER RELATED & BUSINESS EQUIPMENT--6.6%
Compaq Computer Corp. .....................           156,200         4,939,825
Dell Computer Corp.* ......................            87,200         5,711,600
EMC Corp.* ................................           143,500         9,237,813
International Business Machines Corp. .....            95,100        14,116,454
                                                                  -------------
                                                                     34,005,692
                                                                  -------------
COMPUTER SOFTWARE--4.5%
Compuware Corp.* ..........................           161,900         8,773,037
Microsoft Corporation* ....................           137,900        14,600,163
                                                                  -------------
                                                                     23,373,200
                                                                  -------------
CONGLOMERATE--3.4%
General Electric Co. ......................            28,000         2,450,000
Tyco International Ltd. ...................           244,294        15,131,082
                                                                  -------------
                                                                     17,581,082
                                                                  -------------
CONSUMER PRODUCTS--.5%
Procter & Gamble Co. ......................            27,000         2,399,625
                                                                  -------------
DRUG DISTRIBUTION--2.5%
Cardinal Health, Inc. .....................            85,100         8,047,310
McKesson Corp. ............................            65,000         5,005,000
                                                                  -------------
                                                                     13,052,310
                                                                  -------------
FINANCIAL SERVICES--12.2%
BankAmerica Corp. .........................           173,800         9,982,724
Bank of New York Inc. .....................           151,600         4,784,951
Citigroup Inc. ............................           265,500        12,495,227
Federal Home Loan Mortgage Corporation ....           181,800        10,453,500
Firstar Corp. .............................            49,200         2,792,100
First Union Corp. .........................           100,972         5,856,376
Household International Inc. ..............           193,600         7,078,597
Kansas City Southern Industries Inc. ......           180,200         6,960,225
SunAmerica Inc. ...........................            36,300         2,559,150
                                                                  -------------
                                                                     62,962,850
                                                                  -------------
FOOD CHAINS--6.0%
Fred Meyer, Inc.* .........................            47,100         2,511,042
Kroger Co.* ...............................           235,900        13,092,450
Safeway Inc.* .............................           322,800        15,434,036
                                                                  -------------
                                                                     31,037,528
                                                                  -------------
HEALTH CARE--.4%
Johnson & Johnson .........................            27,000         2,200,500
                                                                  -------------
INSURANCE--2.6%
American International Group, Inc. ........           153,225        13,062,430
                                                                  -------------
LEISURE & ENTERTAINMENT--1.0%
Carnival Corp. ............................           159,500         5,163,813
                                                                  -------------
Medical Devices--.5%
Medtronic, Inc. ...........................            37,800         2,457,000
                                                                  -------------
OIL & GAS--.4%
Exxon Corp. ...............................            30,000         2,137,500
                                                                  -------------
PHARMACEUTICALS--12.7%
Bristol Myers Squibb Co. ..................           110,000        12,161,930
Elan Corp PLC-ADR* ........................            41,500         2,907,615
Merck & Co., Inc. .........................            17,000         2,299,250
Pfizer Inc. ...............................           143,100        15,356,490
Schering-Plough Corporation ...............           143,600        14,772,850
SmithKline Beecham PLC ADS ................            17,000         1,083,750
Warner-Lambert Co. ........................           217,100        17,015,213
                                                                  -------------
                                                                     65,597,098
                                                                  -------------
POLLUTION CONTROL--2.2%
Waste Management, Inc. ....................           253,100        11,421,138
                                                                  -------------
RETAILING--10.2%
CVS Corp. .................................           241,000        11,010,808
Home Depot, Inc. ..........................           345,100        15,011,850
Staples Inc.* .............................           313,100        10,214,888
Wal-Mart Stores Inc. ......................           239,100        16,497,900
                                                                  -------------
                                                                     52,735,446
                                                                  -------------

                                                                             -9-
THE ALGER FUND
ALGER GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)
October 31, 1998


COMMON STOCKS--(CONT.)                             SHARES             VALUE
----------------------                             ------             -----

SEMICONDUCTORS--4.4%
Intel Corp. ...............................           137,900     $  12,299,025
Texas Instruments, Incorporated ...........           158,900        10,159,747
                                                                  -------------
                                                                     22,458,772
                                                                  -------------
TRANSPORTATION--.5%
Burlington Northern Santa Fe Co. ..........            76,400         2,358,850
                                                                  -------------
Total Common Stocks(Cost $353,121,457) ....                         445,532,906
                                                                  -------------



SHORT-TERM CORPORATE                              PRINCIPAL
NOTES--13.4%                                       AMOUNT
                                                 ----------
Eagle Funding Capital Corp.,
  5.27%, 11/5/98 (a) ......................     $   8,500,000         8,495,023
Hertz Corporation,
  5.12%, 11/6/98 ..........................        12,800,000        12,790,896
Market Street Funding Corp.,
  5.25%, 11/6/98 ..........................         1,650,000         1,648,797
Merrill Lynch & Co., Inc.,
  5.25%, 11/10/98 .........................        10,600,000        10,586,087
Montauk Funding Corp.,
  5.18%, 11/6/98 (a) ......................         2,000,000         1,998,561
National Australia Funding, Inc.,
  5.22%, 11/5/98 ..........................        16,700,000        16,690,315
Republic Industries Funding Corp.,
  5.25%, 11/12/98 .........................         6,950,000         6,938,852
World Omni Vehicle Leasing Inc.,
  5.25%, 11/4/98 ..........................        10,000,000         9,995,625
                                                                  -------------
Total Short-Term Corporate Notes
  (Cost $69,144,156) ......................                          69,144,156
                                                                  -------------
Total Investments
  (Cost $422,265,613)(b) ..................              99.7%      514,677,062
Other Assets in Excess
  of Liabilities ..........................                .3         1,449,601
                                                        -----     -------------
Net Assets ................................             100.0%     $516,126,663
                                                        =====     =============




  *  Non-income producing security.

(a) Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers.

(b) At October 31 1998, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $422,265,613, amounted to $92,411,449 which consisted of aggregate gross unrealized appreciation of $95,424,982 and aggregate gross unrealized depreciation of $3,013,533.

                       See Notes to Financial Statements.

THE ALGER FUND
ALGER GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
For a share outstanding throughout the year

                                                                          CLASS B(i)
                                             ---------------------------------------------------------------------
                                                                    YEAR ENDED OCTOBER 31,
                                             ---------------------------------------------------------------------
                                                 1998             1997          1996          1995          1994

Net asset value, beginning of year             $  11.50         $   9.49      $   9.38      $   6.97     $    7.43
                                               --------         --------      --------      --------     ---------

Net investment income (loss)                       (.11)(ii)        (.13)         (.08)(ii)     (.02)         (.07)(ii)

Net realized and unrealized gain (loss)
  on investments                                   2.10             2.44          .78           2.59          .35
                                               --------         --------      --------      --------     ---------

Total from investment operations                   1.99             2.31           .70          2.57           .28

Distributions from net realized gains             (1.49)            (.30)         (.59)         (.16)         (.74)
                                               --------         --------      --------      --------     ---------

Net asset value, end of year                   $  12.00         $  11.50      $   9.49      $   9.38     $    6.97
                                               ========         ========      ========      ========     =========


Total Return (iii)                                20.5%            24.9%          8.1%         37.8%          4.1%
                                               ========         ========      ========      ========     =========

Ratios and Supplemental Data:
  Net assets, end of year
 (000's omitted)                               $390,885         $304,984      $266,207      $154,284     $  76,390
                                               ========         ========      ========      ========     =========

 Ratio of expenses to average net assets          2.00%            2.08%         2.08%         2.09%         2.20%
                                               ========         ========      ========      ========     =========

 Ratio of net investment income (loss)
   to average net assets                          (.98%)          (1.13%)        (.84%)       (1.03%)       (1.01%)
                                               ========         ========      ========      ========     =========


 Portfolio Turnover Rate                        146.64%          128.26%        94.91%       118.16%       103.86%
                                               ========         ========      ========      ========     =========

-----------
See footnotes on page 11.

                                                                            -11-
THE ALGER FUND
ALGER GROWTH PORTFOLIO
Financial Highlights
For a share outstanding throughout the period

                                                          CLASS A (V)                            CLASS C (IV)
                                                  -----------------------------           -----------------------------
                                                     YEAR            TEN MONTHS              YEAR         THREE MONTHS
                                                     ENDED              ENDED                ENDED            ENDED
                                                  OCTOBER 31,        OCTOBER 31,          OCTOBER 31,      OCTOBER 31,
                                                     1998             1997(VI)               1998           1997(VI)
                                                  -----------        -----------          -----------      -----------
Net asset value, beginning of period               $  11.58           $   9.40             $  11.50           $ 11.98
                                                   --------           --------             --------           -------

Net investment income (loss)                           (.03)(ii)          (.02)                (.11)(ii)         (.02)

Net realized and unrealized gain (loss)
  on investments                                       2.13               2.20                 2.10              (.46)
                                                   --------           --------             --------           -------

Total from investment operations                       2.10               2.18                 1.99              (.48)

Distributions from net realized gains                 (1.49)                --                (1.49)               --
                                                   --------           --------             --------           -------

Net asset value, end of period                     $  12.19           $  11.58             $  12.00           $ 11.50
                                                   ========           ========             ========           =======


Total Return (iii)                                    21.4%              23.2%                20.5%             (4.0%)
                                                   ========           ========             ========           =======

Ratios and Supplemental Data:
  Net assets, end of period
   (000's omitted)                                 $121,930           $ 52,307             $  3,312           $   199
                                                   ========           ========             ========           =======


 Ratio of expenses to average net assets              1.25%              1.30%                2.00%             2.02%
                                                   ========          =========             ========           =======

 Ratio of net investment income (loss)
   to average net assets                              (.23%)            (.39%)               (.97%)           (1.43%)
                                                   ========          =========             ========           =======

 Portfolio Turnover Rate                            146.64%            128.26%              146.64%           128.26%
                                                   ========          =========             ========           =======



(i) Per share data has been adjusted to reflect the effect of a 3 for 1 stock split which occurred September 27, 1995.
(ii)   Amount was computed based on average shares outstanding during the year.
(iii)  Does not reflect the effect of any sales charges.
(iv)   Initially offered August 1, 1997.
(v)    Initially offered January 1, 1997.
(vi)   Ratios have been annualized; total return has not been annualized.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   ALGER SMALL CAPITALIZATION PORTFOLIO
     Portfolio Highlights Through October 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HYPOTHETICAL $10,000 INVESTMENT IN CLASS B SHARES - 10 YEARS ENDED 10/31/98
--------------------------------------------------------------------------------


[The following table represents a chart in the printed piece]

                  Alger               Russell
                 Small Cap B        2000 Growth

11/1/88           10000                10000
                  16508                11872
10/31/90          15339                 8745
                  25117                14653
10/31/92          25977                14511
                  32676                18526
10/31/94          32334                18357
                  47256                22132
10/31/96          48755                25081
                  55018                30392
10/31/98          49045                25575



The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Alger Small Capitalization Class B shares and the Russell 2000 Growth Index for the ten years ended October 31, 1998. Figures for both the Alger Small Capitalization Class B shares and the Russell 2000 Growth Index, an unmanaged index of common stocks, include reinvestment of dividends. Performance for the Alger Small Capitalization Class A and Class C shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.

--------------------------------------------------------------------------------
         Performance Comparison as of 10/31/98+
                                                                 Average Annual Total Returns
                                          1                 5               10                 Since
                                        Year              Years            Years             Inception
                                        --------------------------------------------------------------
         Class A (Inception 1/1/97)     (15.09)%          *                 *                 (2.53)%
         Russell 2000 Growth Index      (15.86)%          *                 *                 (1.47)%
         --------------------------------------------------------------------------------------------
         Class B (Inception 11/11/86)   (15.82)%         7.98%             17.24%             14.89%
         Russell 2000 Growth Index      (15.86)%         6.66%              9.85%              8.42%
         --------------------------------------------------------------------------------------------
         Class C (Inception 8/1/97)     (12.67)%          *                 *                (10.20)%
         Russell 2000 Growth Index      (15.86)%          *                 *                 (9.74)%

--------------------------------------------------------------------------------

THE PORTFOLIO'S AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE AND THE PORTFOLIO'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

+ RETURNS REFLECT MAXIMUM INITIAL SALES CHARGES ON CLASS A SHARES AND APPLICABLE CONTINGENT DEFERRED SALES CHARGES ON CLASS B AND CLASS C SHARES.

THE ALGER FUND
ALGER SMALL CAPITALIZATION PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 1998

COMMON STOCKS--82.5%                                      SHARES         VALUE
--------------------                                      ------         -----

ADVERTISING--1.0%
Outdoor Systems, Inc.* .........................         249,075     $ 5,495,341
                                                                     -----------
AIRLINES--3.2%
ASA Holdings Inc. ..............................          51,600       1,851,150
Continental Airlines Inc. Cl. B.* ..............         209,000       8,281,625
SkyWest Inc. ...................................         255,600       6,517,800
                                                                     -----------
                                                                      16,650,575
                                                                     -----------
APPAREL--1.1%
AnnTaylor Stores Corporation* ..................         100,000       2,900,000
Jones Apparel Group Inc.* ......................         167,500       2,889,375
                                                                     -----------
                                                                       5,789,375
                                                                     -----------
BIO-TECHNOLOGY--4.2%
Centocor, Inc.* ................................         171,400       7,627,300
IDEC Pharmaceuticals Corporation* ..............         115,500       3,450,562
Medimmune Inc.* ................................         165,000      11,096,250
                                                                     -----------
                                                                      22,174,112
                                                                     -----------
BROADCASTING--1.5%
Cablevision Systems Corp. Cl. A.* ..............          37,100       1,790,075
Clear Channel Communications Inc.* .............          28,000       1,275,764
Jacor Communications Inc.* .....................          90,500       4,977,500
                                                                     -----------
                                                                       8,043,339
                                                                     -----------
BUILDING  & CONSTRUCTION--.5%
Champion Enterprises Inc.* .....................         118,500       2,355,188
                                                                     -----------
BUSINESS SERVICES--4.0%
ChoicePoint Inc.* ..............................          50,700       2,395,575
IMS Health Inc. ................................         131,500       8,744,750
Rent-Way Inc.* .................................         204,500       4,831,312
United Stationers Inc.* ........................         186,000       4,929,000
                                                                     -----------
                                                                      20,900,637
                                                                     -----------
COMMUNICATION EQUIPMENT--2.1%
Ascend Communications, Inc.* ...................          90,700       4,376,275
Dycom Industries Inc.* .........................          75,500       2,647,257
L-3 Communications Holdings, Inc.* .............          43,000       1,849,000
Visual Networks, Inc.* .........................          84,600       2,411,100
                                                                     -----------
                                                                      11,283,632
                                                                     -----------
COMPUTER RELATED & BUSINESSEQUIPMENT--1.3%
Maxtor Corp.* ..................................         270,000       2,868,750
Sanmina Corporation* ...........................          97,500       3,997,500
                                                                     -----------
                                                                       6,866,250
                                                                     -----------
COMPUTER SERVICES--6.9%
Ceridian Corp.* ................................         167,800     $ 9,627,525
International Network Services* ................          65,700       2,792,250
Keane Inc.* ....................................         130,000       4,322,500
Lycos Inc.* ....................................         200,000       8,125,000
QRS Corp.* .....................................          78,800       2,994,400
Technology Solutions Co.* ......................         395,050       4,740,600
Whittman-Hart, Inc.* ...........................          28,500         566,438
Yahoo Inc.* ....................................          25,000       3,271,100
                                                                     -----------
                                                                      36,439,813
                                                                     -----------
COMPUTER SOFTWARE--4.5%
Citrix Systems, Inc.* ..........................         119,300       8,455,388
CSG Systems International Inc.* ................          33,000       1,798,500
Compuware Corp.* ...............................         130,000       7,044,440
Intuit Inc.* ...................................         124,800       6,302,400
                                                                     -----------
                                                                      23,600,728
                                                                     -----------
CONSUMER PRODUCTS--1.4%
Dial Corp. .................................            18,000           496,134
Furniture Brands
  International Inc.* ......................           114,500         2,461,750
Penton Media Inc. ..........................            68,800         1,032,000
Pittway Corp. Cl. A ........................           137,600         3,156,269
                                                                     -----------
                                                                       7,146,153
                                                                     -----------
DRUG DISTRIBUTION--5.4%
Bergen Brunswig Corp. Cl. A ................           251,700        12,286,232
McKesson Corp. .............................            85,000         6,545,000
Omnicare, Inc. .............................           271,700         9,390,767
                                                                     -----------
                                                                      28,221,999
                                                                     -----------
FINANCIAL  SERVICES--7.3%
Commerce Bancshares Inc. ...................            69,652         3,034,250
Dime Bancorp Inc. ..........................           275,000         6,548,575
Finova Group Inc. ..........................            95,000         4,631,250
Kansas City Southern
  Industries Inc. ..........................           174,000         6,720,750
National Commerce Bancorp ..................           285,000         5,058,750
North Fork
  Bancorporation Inc. ......................           169,650         3,371,794
Sovereign Bancorp Inc. .....................           362,400         4,756,500
Wilmington Trust Corp. .....................            81,000         4,460,103
                                                                     -----------
                                                                      38,581,972
                                                                     -----------
FOOD CHAINS--2.7%
Food Lion Inc. Cl. A .......................           275,000         3,025,000
Fred Meyer, Inc.* ..........................           211,600        11,281,031
                                                                     -----------
                                                                      14,306,031
                                                                     -----------
FOODS & BEVERAGES--4.6%
Earthgrains Company ........................           185,800         5,574,000
Interstate Bakeries Corp. ..................            70,000         1,754,410
Starbucks Corp.* ...........................           243,300        10,553,138
U.S. Foodservice* ..........................           133,000         6,317,500
                                                                     -----------
                                                                      24,199,048
                                                                     -----------

                                                                            -14-
THE ALGER FUND
ALGER SMALL CAPITALIZATION PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)
October 31, 1998

COMMON STOCKS--(cont.)                                  SHARES         VALUE
--------------------                                    ------         -----
INSURANCE--.5%
Fremont General Corp. ......................            52,100      $ 2,572,438
                                                                    -----------
MANUFACTURING--.7%
Leggett & Platt Inc. .......................           154,200        3,604,425
                                                                    -----------
MEDICAL DEVICES--1.1%
Biomet Inc. ................................           165,000        5,599,770
                                                                    -----------
MEDICAL SERVICES--3.5%
Hooper Holmes Inc. .........................           159,700        3,802,936
Impath Inc.* ...............................            35,000        1,071,875
Lincare Holdings Inc.* .....................            91,000        3,634,358
MedQuist Inc.* .............................           320,400        8,630,935
VWR Scientific Products Corp.* .............            57,000        1,385,841
                                                                    -----------
                                                                     18,525,945
                                                                    -----------
PHARMACEUTICALS--5.2%
Alza Corp.* ................................           224,000       10,724,000
Elan Corp PLC-ADR* .........................           108,600        7,608,842
Forest Laboratories, Inc.* .................           217,500        9,094,328
                                                                    -----------
                                                                     27,427,170
                                                                    -----------
RESTAURANTS & LODGING--1.9%
CKE Restaurants Inc. .......................           168,480        4,433,213
Outback Steakhouse, Inc.* ..................           156,200        5,408,425
                                                                    -----------
                                                                      9,841,638
                                                                    -----------
RETAILING--15.6%
BJ's Wholesale Club Inc.* ..................           210,100        7,550,574
Bed Bath & Beyond Inc.* ....................           416,200       11,471,721
Borders Group Inc.* ........................           248,600        6,308,225
Dollar General Corp. .......................           345,000        8,236,875
Ethan Allen Interiors Inc. .................           121,000        4,159,375
Family Dollar Stores Inc. ..................           513,000        9,298,125
Linens'n Things Inc.* ......................           292,000        9,033,896
Mens Wearhouse Inc.* .......................            60,000        1,455,000
Office Depot Inc.* .........................           402,000       10,050,000
Pacific Sunwear
   of California  Inc.* ....................           177,500        3,838,438
Saks Incorporated* .........................            63,900        1,453,725
Williams Sonoma Inc.* ......................           327,800        8,932,550
                                                                    -----------
                                                                     81,788,504
                                                                    -----------
SEMICONDUCTORS--.6%
Microchip Technology
  Incorporated* ............................           107,700        2,914,685
                                                                    -----------
TEXTILES--.3%
WestPoint Stevens Inc.* ....................            48,600      $ 1,382,086
                                                                    -----------
TRANSPORTATION--1.0%
Coach USA Inc.* ............................           200,900        5,386,731
                                                                    -----------
MISCELLANEOUS--.4%
Loewen Group Inc. ..........................           262,100        2,342,650
                                                                    -----------
Total Common Stocks(Cost $389,779,123) .....                        433,440,235
                                                                    -----------
SHORT-TERM CORPORATE                                 PRINCIPAL
 NOTES--17.6%                                         AMOUNT
                                                     ---------
Bayerische Vereinsbank A.G.,
  5.22%, 11/5/98 ...........................       $16,900,000       16,890,198
Block Financial Corp.,
  5.12%, 11/2/98 ...........................         3,000,000        2,999,573
Hasbro Inc.,
  5.20%, 11/12/98 ..........................        16,900,000       16,873,148
Hertz Corporation,
  5.27%, 11/13/98 ..........................        12,700,000       12,677,690
Market Street Funding Corp.,
  5.25%, 11/6/98 ...........................         8,400,000        8,393,875
National Australia Funding, Inc.,
  5.22%, 11/5/98 ...........................        16,900,000       16,890,198
Progress Capital Holdings, Inc.,
  5.22%, 11/10/98 ..........................        17,250,000       17,227,489
Repeat Offering Securitization Equity Inc.,
  5.24%, 11/5/98(a) ........................           500,000          499,709
                                                                    -----------
Total Short-Term Corporate Notes
  (Cost $92,451,880) .......................                         92,451,880
                                                                    -----------
Total Investments
 (Cost $482,231,003) (b) ...................            100.1%      525,892,115

Liabilities in Excess of Other Assets ......              (.1)         (750,591)
                                                        -----      ------------
Net Assets .................................            100.0%     $525,141,524
                                                        =====      ============

 * Non-income producing security.
(a)Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers.
(b)At October 31, 1998, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $482,231,003, amounted to $43,661,112 which consisted of aggregate gross unrealized appreciation of $57,164,226 and aggregate gross unrealized depreciation of $13,503,114.
                       See Notes to Financial Statements.

THE ALGER FUND
ALGER SMALL CAPITALIZATION PORTFOLIO
Financial Highlights
For a share outstanding throughout the year

                                                                               CLASS B(I)
                                                         -----------------------------------------------------
                                                                         YEAR ENDED OCTOBER 31,
                                                         -----------------------------------------------------
                                                            1998       1997       1996       1995       1994
                                                            ----       ----       ----       ----       ----

Net asset value, beginning of year ..................     $  10.29   $  10.86   $  11.13    $  7.62    $  8.65
                                                          --------   --------   --------    -------    -------

Net investment income (loss) ........................         (.14)(vi)  (.11)      (.09)      (.13)      (.09)

Net realized and unrealized gain (loss)
  on investments ....................................        (1.03)      1.28        .42       3.64       (.02)
                                                          --------   --------   --------    -------    -------

Total from investment operations ....................        (1.17)      1.17        .33       3.51       (.11)

Distributions from net realized gains ...............         (.51)     (1.74)      (.60)        --       (.92)
                                                          --------   --------   --------    -------    -------

Net asset value, end of year ........................     $   8.61   $  10.29   $  10.86   $  11.13   $   7.62
                                                          ========   ========   ========   ========   ========
Total Return (ii) ...................................       (11.6%)     12.9%       3.2%      46.2%      (1.1%)
                                                          ========   ========   ========   ========   ========

Ratios and Supplemental Data:
  Net assets, end of year
    (000's omitted) .................................     $460,788   $580,651   $553,872   $463,718   $294,890
                                                          ========   ========   ========   ========   ========

  Ratio of expenses to average net assets ...........        2.12%      2.14%      2.13%      2.11%      2.18%
                                                          ========   ========   ========   ========   ========
  Ratio of net investment income
    (loss) to average net assets ....................       (1.51%)    (1.67%)    (1.59%)    (1.75%)    (1.51%)
                                                          ========   ========   ========   ========   ========

  Portfolio Turnover Rate ...........................      157.26%    120.27%    153.35%     97.37%    131.86%
                                                          ========   ========   ========   ========   ========

------------------
See footnotes on page 16.

THE ALGER FUND
ALGER SMALL CAPITALIZATION PORTFOLIO
Financial Highlights
For a share outstanding throughout the period

                                                         CLASS A (IV)                     CLASS C (III)
                                                  --------------------------        --------------------------
                                                     YEAR        TEN MONTHS            YEAR       THREE MONTHS
                                                     ENDED          ENDED              ENDED          ENDED
                                                  OCTOBER 31,    OCTOBER 31,        OCTOBER 31,    OCTOBER 31,
                                                     1998          1997(V)             1998          1997(V)
                                                  -----------    -----------        -----------    -----------

Net asset value, beginning of period .........      $ 10.35       $   9.21           $  10.29      $  10.38
                                                    -------       --------           --------      --------

Net investment income (loss) .................         (.06)(vi)      (.04)              (.10)(vi)     (.03)

Net realized and unrealized gain (loss)
  on investments .............................        (1.04)          1.18              (1.09)         (.06)
                                                    -------       --------           --------      --------

Total from investment operations .............        (1.10)          1.14              (1.19)         (.09)

Distributions from net realized gains ........         (.51)            --               (.51)           --
                                                    -------       --------           --------      --------


Net asset value, end of period ...............      $  8.74       $  10.35           $   8.59      $  10.29
                                                    =======       ========           ========      ========

Total Return (ii) ............................       (10.9%)         12.4%             (11.8%)         (.9%)
                                                    =======       ========           ========      ========


Ratios and Supplemental Data:
  Net assets, end of period
    (000's omitted)                                 $59,516       $ 25,996           $  4,838      $    338
                                                    =======       ========           ========      ========

  Ratio of expenses to average
    net assets ...............................        1.37%          1.38%              2.11%         2.09%
                                                    =======       ========           ========      ========

  Ratio of net investment income (loss)
    to average net assets ....................        (.71%)         (.93%)            (1.36%)       (1.71%)
                                                    =======       ========           ========      ========



  Portfolio Turnover Rate ....................      157.26%        120.27%            157.26%       120.27%
                                                    =======       ========           ========      ========



(i) Per share data has been adjusted to reflect the effect of a 3 for 1 stock split which occurred September 27, 1995.
(ii)  Does not reflect the effect of any sales charges.
(iii) Initially offered August 1, 1997.
(iv)  Initially offered January 1, 1997.
(v)   Ratios have been annualized; total return has not been annualized.
(vi) Amount was computed based on average shares outstanding during the period.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Alger Balanced Portfolio
   Portfolio Highlights Through October 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   HYPOTHETICAL $10,000 INVESTMENT IN CLASS B SHARES FROM 6/1/92 TO 10/31/98
--------------------------------------------------------------------------------


[The following table represents a chart in the printed piece.]

         Alger Balanced    S&P 500    Lehman Gov't/Corp. Bond Index

6/1/92       10000          10000              10000
10/31/92      9950          10198              10479
10/31/93     11180          11723              11911
10/31/94     10736          12177              11358
10/31/95     13700          15396              13193
10/31/96     14558          19105              13905
10/31/97     17360          25241              15130
10/31/98     20287          30794              16684

The  chart  above  illustrates  the  growth in value of a  hypothetical  $10,000 investment made in Alger Balanced Class B shares, the S&P 500 Index, and the Lehman Brothers Government/Corporate Bond Index on June 1, 1992, the inception date of the Alger Balanced Portfolio, through October 31, 1998. Figures for the Alger Balanced Portfolio, the S&P 500 Index, an unmanaged index of common stocks, and the Lehman Brothers Government/Corporate Bond index, an unmanaged index of government and corporate bonds, include reinvestment of dividends and/or interest. Performance for the Alger Balanced Class A and Class C shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.

--------------------------------------------------------------------------------
         PERFORMANCE COMPARISON AS OF 10/31/98+

                                                                        AVERAGE ANNUAL TOTAL RETURNS

                                                   1                      5                    SINCE
                                                 YEAR                   YEARS                INCEPTION
                                          ------------------------------------------------------------
         CLASS A (Inception 1/1/97)             12.15%                     *                 16.79%
         S&P 500 Index                          21.99%                     *                 26.06%
         Lehman Gov't/Corp. Bond Index          10.27%                     *                 10.03%
                                          ------------------------------------------------------------
         CLASS B (Inception 6/1/92)             11.87%                 12.41%                11.65%
         S&P 500 Index                          21.99%                 21.31%                19.15%
         Lehman Gov't/Corp. Bond Index          10.27%                  6.97%                 8.30%
                                          ------------------------------------------------------------
         CLASS C (Inception 8/1/97)             15.83%                     *                 11.14%
         S&P 500 Index                          21.99%                     *                 13.71%
         Lehman Gov't/Corp. Bond Index          10.27%                     *                  9.91%
------------------------------------------------------------------------------------------------------

THE PORTFOLIO'S AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE AND THE PORTFOLIO'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

+ RETURNS REFLECT MAXIMUM INITIAL SALES CHARGES ON CLASS A SHARES AND APPLICABLE
  CONTINGENT DEFERRED SALES CHARGES ON CLASS B AND CLASS C SHARES.

THE ALGER FUND
ALGER BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 1998

COMMON STOCKS--59.3%             SHARES        VALUE
--------------------             ------        -----

AIRLINES--.5%
US Airways Group Inc.* ........   2,000    $  113,126
                                           ----------
BROADCASTING--1.0%
Comcast Corp. Cl. A. Special ..   4,300       212,313
                                           ----------
BUSINESS SERVICES--1.3%
IMS Health Inc. ...............   4,100       272,650
                                           ----------
COMMUNICATIONS--4.7%
America Online Inc. ...........   3,800       482,839
COX Communications Inc. Cl. A.*   2,200       120,725
MCI Worldcom Inc.*. ...........   6,800       375,700
                                           ----------
                                              979,264
                                           ----------
COMMUNICATION EQUIPMENT--2.8%
Ascend Communications, Inc.* ..   4,400       212,300
Cisco Systems, Inc.* ..........   6,025       379,575
                                           ----------
                                              591,875
                                           ----------
COMPUTER RELATED &
  BUSINESS EQUIPMENT--4.6%
Compaq Computer Corp. .........   4,600       145,475
Dell Computer Corp.* ..........   2,600       170,300
EMC Corp.* ....................   4,000       257,500
International Business
  Machines Corp. ..............   2,700       400,783
                                           ----------
                                              974,058
                                           ----------
COMPUTER software--3.1%
Compuware Corp.* ..............   4,700       254,684
Microsoft Corporation* ........   3,700       391,738
                                           ----------
                                              646,422
                                           ----------
CONGLOMERATE--2.1%
Tyco International Ltd. .......   6,946       430,221
                                           ----------

DRUG DISTRIBUTION--1.8%
Cardinal Health, Inc. .........   2,400       226,951
McKesson Corp. ................   1,900       146,300
                                           ----------
                                              373,251
                                           ----------
FINANCIAL SERVICES--9.9%
BankAmerica Corp. .............   4,900       281,446
Bank of New York Inc. .........   4,300       135,721
Citigroup Inc. ................   7,500       352,973
Federal Home Loan Mortgage
  Corporation .................   5,300       304,750
Firstar Corp. .................   2,400       136,200
First Union Corp. .............   2,872       166,576
Household International Inc. ..   6,300       230,347
Kansas City Southern
  Industries Inc. .............   6,300       243,338
Paine Webber Group Inc. .......   2,450        81,923
SunAmerica Inc. ...............   2,000       141,000
                                           ----------
                                            2,074,274
                                           ----------
FOOD CHAINS--4.7%
Fred Meyer, Inc.* .............   2,400       127,951
Kroger Co.* ...................   7,300       405,150
Safeway Inc.* .................   9,300       444,661
                                           ----------
                                              977,762
                                           ----------
INSURANCE--1.2%
American International
  Group, Inc. .................   3,075       262,144
                                           ----------
LEISURE &
 ENTERTAINMENT --.7%
Carnival Corp. ................   4,500       145,688
                                           ----------
MEDICAL DEVICES--.3%
Medtronic, Inc. ...............   1,100        71,500
                                           ----------
PHARMACEUTICALS--8.6%
Bristol Myers Squibb Co. ......   2,600       287,464
Elan Corp PLC-ADR* ............   1,000        70,063
Forest Laboratories, Inc.* ....   1,600        66,901
Pfizer Inc. ...................   4,100       439,983
Schering-Plough Corporation ...   4,300       442,363
SmithKline Beecham PLC-ADS ....     500        31,875
Warner-Lambert Co. ............   6,000       470,250
                                           ----------
                                            1,808,899
                                           ----------
POLLUTION CONTROL--1.7%
Waste Management, Inc. ........   7,700       347,463
                                           ----------
RETAILING--6.9%
CVS Corp. .....................   6,800       310,678
Home Depot, Inc. ..............  10,000       435,000
Staples Inc.* .................   9,200       300,150
Wal-Mart Stores Inc. ..........   5,800       400,200
                                           ----------
                                            1,446,028
                                           ----------
SEMICONDUCTORS--3.1%
Intel Corp. ...................   3,900       347,834
Texas Instruments,
  Incorporated ................   4,700       300,509
                                           ----------
                                              648,343
                                           ----------
TRANSPORTATION--.3%
Burlington Northern
  Santa Fe Co. ................   2,200        67,925
                                           ----------

Total Common Stocks
  (Cost $9,479,015) ...........            12,443,206
                                           ----------


                                 PRINCIPAL
CORPORATE BONDS--12.1%             AMOUNT
----------------------           ---------
AUTOMOTIVE--2.8%
Ford Motor B.V.,
 9.50%, 6/1/10 ................ $300,000      378,327
General Motors
  Acceptance Corp.,
  7.125%, 6/1/99 ..............  200,000      202,180
                                           ----------
                                              580,507
                                           ----------

                                                                            -19-
THE ALGER FUND
ALGER BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)
October 31, 1998
                                PRINCIPAL
COMMON STOCKS--(cont.)           AMOUNT        VALUE
----------------------           ------        -----

CONSUMER PRODUCTS &
  SERVICES--1.8%
Eastman Kodak Co.,
 9.20%, 6/1/21 ...............  $300,000  $   370,989
                                          -----------
ELECTRIC & GAS COMPANIES--2.4%
Cincinnati Gas & Electric Co.,
 7.20%, 10/1/23 ..............   100,000      109,069
Pacific Gas & Electric Co.,
 7.25%, 3/1/26 ...............   182,000      190,534
Potomac Electric Power Co.,
 7.00%, 1/15/24 ..............   200,000      203,000
                                          -----------
                                              502,603
                                          -----------
FINANCIAL SERVICES--4.1%
BankAmerica Corp.,
 6.625%, 10/15/07 ............   200,000      206,652
Bankers Trust Corp.,
 7.00%, 3/13/18 ..............   300,000      303,000
Citicorp,
 7.125%, 6/1/03 ..............   200,000      212,232
Merrill Lynch & Co., Inc.,
 6.75%, 4/30/01 ..............   150,000      154,370
                                          -----------
                                              876,254
                                          -----------
POLLUTION CONTROL--1.0%
Waste Management Inc.,
 8.25%, 11/15/99 .............   200,000      206,166
                                          -----------

Total Corporate Bonds
  (Cost $2,543,040) ..........              2,536,519
                                          -----------

U.S. GOVERNMENT & AGENCY
  OBLIGATIONS--16.4%
U.S. Treasury Notes,
 6.375%, 1/15/00 .............  100,000       102,297
 7.50%, 5/15/02 ..............  100,000       110,141
 6.25%, 2/15/03 ..............  250,000       268,595
Federal Home Loan Bank Corp.,
 6.00%, 1/27/03 ..............  250,000       250,553
 5.87%, 4/22/03 ..............  300,000       313,500
 5.935%, 4/22/05 .............  400,000       420,688
 6.505%, 6/17/08 .............  300,000       302,343
 7.30%, 12/24/12 .............  300,000       300,798
Federal National
  Mortgage Assoc.,
 8.50%, 2/1/05 ...............  100,000       104,719
 7.49%, 5/22/07 ..............  250,000       259,883
 7.00%, 3/4/13 ...............  600,000       602,154
 6.75%, 2/4/28 ...............  400,000       406,752
                                          -----------

Total U.S. Government &
  Agency Obligations
  (Cost $3,414,211) ..........              3,442,423
                                          -----------

SHORT-TERM CORPORATE
 NOTES--11.0%
Allmerica Financial Corp.,
 5.28%, 11/12/98 .............  550,000       549,113
EagleFunding Capital Corp.,
 5.27%, 11/5/98 (a) ..........  200,000       199,883
Montauk Funding Corp.,
 5.18%, 11/6/98 (a) ..........  900,000       899,353
National Australia
 Funding, Inc.,
 5.22%, 11/5/98 ..............  650,000       649,622
                                          -----------

Total Short-Term Corporate Notes
 (Cost $2,297,971) ...........              2,297,971
                                          -----------

Total Investments
  (Cost $17,734,237)(b) ......     98.8%   20,720,119
Other Assets in Excess of
  Liabilities ................      1.2       249,936
                                  -----   -----------

Net Assets                        100.0%  $20,970,055
                                  =====   ===========


 * Non-income producing security.
(a)Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers.
(b)At October 31, 1998, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $17,734,237, amounted to $2,985,882 which consisted of aggregate gross unrealized appreciation of $3,068,840 and aggregate gross unrealized depreciation of $82,958.

                        See Notes to Financial Statements

THE ALGER FUND
ALGER BALANCED PORTFOLIO
Financial Highlights
For a share outstanding throughout the year

                                                                                   CLASS B
                                                            -----------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                                                            -----------------------------------------------------
                                                            1998           1997      1996       1995         1994


Net asset value, beginning of year ....................   $  16.48       $  14.21  $  13.59   $  10.65    $  11.18
                                                          --------       --------  --------   --------    --------

Net investment income (loss) ..........................        .03(i)          --       .12       (.02)(i)    (.05)

Net realized and unrealized gain (loss)
  on investments ......................................       2.34           2.67       .72       2.96        (.39)
                                                          --------       --------  --------   --------    --------

Total from investment operations ......................       2.37           2.67       .84       2.94        (.44)
                                                          --------       --------  --------   --------    --------

Dividends from net investment income ..................       (.01)          (.06)     (.01)        --          --

Distributions from net realized gains .................      (2.20)          (.34)     (.21)        --        (.09)
                                                          --------       --------  --------   --------    --------

Total distributions ...................................      (2.21)          (.40)     (.22)        --        (.09)
                                                          --------       --------  --------   --------    --------

Net asset value, end of year ..........................   $  16.64       $  16.48  $  14.21   $  13.59    $  10.65
                                                          ========       ========  ========   ========    ========

Total Return (ii) .....................................      16.9%          19.3%       6.3%      27.6%      (4.0%)
                                                          ========       ========  ========   ========    ========

Ratios and Supplemental Data:
  Net assets, end of year
    (000's omitted) ...................................   $ 19,282       $ 12,653  $ 13,492   $  6,214    $  3,073
                                                          ========       ========  ========   ========    ========

  Ratio of expenses to average
    net assets ........................................      2.58%          2.89%     2.70%      3.34%       3.18%
                                                          ========       ========  ========   ========    ========

  Decrease reflected in above
    expense ratios due to
    expense reimbursements (iv) .......................         --             --        --       .24%          --
                                                          ========       ========  ========   ========    ========

  Ratio of net investment income
    (loss) to average net assets ......................       .19%           .04%      .47%      (.13%)      (.41%)
                                                          ========       ========  ========   ========    ========

 Portfolio Turnover Rate ..............................     93.23%        109.26%    85.51%     84.06%      84.88%
                                                          ========       ========  ========   ========    ========


-------------------
See footnotes on page 21.

THE ALGER FUND
ALGER BALANCED PORTFOLIO
Financial Highlights
For a share outstanding throughout the period

                                                         CLASS A (VI)                        CLASS C (V)
                                                  --------------------------        --------------------------
                                                     YEAR        TEN MONTHS            YEAR       THREE MONTHS
                                                     ENDED          ENDED              ENDED          ENDED
                                                  OCTOBER 31,    OCTOBER 31,        OCTOBER 31,    OCTOBER 31,
                                                     1998         1997(III)            1998         1997(III)
                                                  -----------    -----------        -----------    -----------

Net asset value, beginning of period ..........    $  16.58      $   13.99           $  16.49      $  16.88
                                                   --------      ---------           --------      --------
Net investment income (loss) ..................         .16(i)         .05                .04(i)       (.01)

Net realized and unrealized gain (loss)
  on investments ..............................        2.35           2.54               2.33          (.38)
                                                   --------      ---------           --------      --------

Total from investment operations ..............        2.51           2.59               2.37          (.39)
                                                   --------      ---------           --------      --------

Dividends from net investment income ..........        (.06)            --                 --            --
                                                   --------      ---------           --------      --------

Distributions from net realized gains .........       (2.20)            --              (2.20)           --
                                                   --------      ---------           --------      --------

Total distributions ...........................       (2.26)            --              (2.20)           --
                                                   --------      ---------           --------      --------

Net asset value, end of period ................    $  16.83      $   16.58           $  16.66      $  16.49
                                                   ========      =========           ========      ========

Total Return (ii) .............................       17.7%          18.5%              16.8%        (2.31%)
                                                   ========      =========           ========      ========

Ratios and Supplemental Data:
  Net assets, end of period (000's omitted) ...    $  1,354      $     459           $    334      $     48
                                                   ========      =========           ========      ========

  Ratio of expenses to average net assets .....       1.79%          2.10%              2.53%         2.77%
                                                   ========      =========           ========      ========

  Ratio of net investment income (loss)
    to average net assets .....................        .98%           .72%               .23%         (.84%)
                                                   ========      =========           ========      ========

  Portfolio Turnover Rate .....................      93.23%        109.26%             93.23%       109.26%
                                                   ========      =========           ========      ========


(i)   Amount was computed based on average shares outstanding during the period.
(ii)  Does not reflect the effect of any sales charges.
(iii) Ratios have been annualized; total return has not been annualized.
(iv) Represents expense reimbursements made pursuant to applicable state expense limits.
(v)   Initially offered August 1, 1997.
(vi)  Initially offered January 1, 1997.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   ALGER MIDCAP GROWTH PORTFOLIO
     Portfolio Highlights Through October 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   HYPOTHETICAL $10,000 INVESTMENT IN CLASS B SHARES FROM 5/24/93 TO 10/31/98
--------------------------------------------------------------------------------

         Alger Midcap Growth        S&P 400

5/24/93         10000                10000
10/31/93        12480                10714
10/31/94        13062                10969
10/31/95        19373                13295
10/31/96        20618                15600
10/31/97        25024                20694
10/31/98        26486                22084



The chart above illustrates the growth in value of a hypothetical $10,000 investment made in Alger MidCap Growth Class B shares and the S&P MidCap 400 Index on May 24, 1993, the inception date of the Alger MidCap Growth Portfolio, through October 31, 1998. Figures for both the Alger MidCap Growth Class B shares and the S&P MidCap 400 Index, an unmanaged index of common stocks, include reinvestment of dividends. Performance for the Alger MidCap Growth Class A and Class C shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.


--------------------------------------------------------------------------------
PERFORMANCE COMPARISON as of 10/31/98+
                                         AVERAGE ANNUAL TOTAL RETURNS
                                       1            5               SINCE
                                     YEAR         YEARS           INCEPTION
                             ---------------------------------------------------
CLASS A (Inception 1/1/97)          2.06%           *               11.04%
S&P MidCap 400 Index                6.71%           *               17.26%
--------------------------------------------------------------------------------
CLASS B (Inception 5/24/93)         1.57%         16.11%            19.60%
S&P MidCap 400 Index                6.71%         15.57%            15.67%
--------------------------------------------------------------------------------
CLASS C (Inception 8/1/97)          5.16%           *                4.24%
S&P MidCap 400 Index                6.71%           *                6.21%
--------------------------------------------------------------------------------

THE PORTFOLIO'S AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE AND THE PORTFOLIO'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

+ RETURNS REFLECT MAXIMUM INITIAL SALES CHARGES ON CLASS A SHARES AND
  APPLICABLE CONTINGENT DEFERRED SALES CHARGES ON CLASS B AND CLASS C SHARES.

THE ALGER FUND
ALGER MIDCAP GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 1998

COMMON STOCKS--88.1%               SHARES      VALUE
--------------------               ------      -----

AIRLINES--3.4%
ASA Holdings Inc. ............   36,000  $  1,291,500
Continental
  Airlines Inc. Cl. B.* ......   86,400     3,423,600
US Airways Group Inc.* .......   54,000     3,054,402
                                         ------------
                                            7,769,502
                                         ------------
APPAREL--.5%
Tommy Hilfiger Corporation* ..   26,100     1,212,031
                                         ------------
BIO-TECHNOLOGY--1.6%
Centocor, Inc.* ..............   79,000     3,515,500
                                         ------------
BROADCASTING--3.0%
Comcast Corp. Cl. A. Special .   92,600     4,572,125
Jacor Communications, Inc.* ..   41,000     2,255,000
                                         ------------
                                            6,827,125
                                         ------------
BUILDING & CONSTRUCTION--1.2%
Champion Enterprises Inc.* ...  137,500     2,732,813
                                         ------------
BUSINESS SERVICES--2.7%
IMS Health Inc. ..............   90,500     6,018,250
                                         ------------
COMMUNICATIONS--4.2%
America Online Inc. ..........   57,200     7,268,004
COX Communications
  Inc. Cl. A.* ...............   41,000     2,249,875
                                         ------------
                                            9,517,879
                                         ------------
COMMUNICATION EQUIPMENT--2.0%
Ascend Communications, Inc.* .   91,800     4,429,350
                                         ------------
COMPUTER RELATED &
  BUSINESS EQUIPMENT--1.6%
Quantum Corp.* ...............   67,000     1,176,688
Sanmina Corporation* .........   60,200     2,468,200
                                         ------------
                                            3,644,888
                                         ------------
COMPUTER SERVICES--2.5%
Ceridian Corp.* ..............   98,000     5,622,750
                                         ------------
COMPUTER SOFTWARE--6.7%
Citrix Systems, Inc.* ........   70,200     4,975,425
Compuware Corp.* .............  111,400     6,036,543
Intuit Inc.* .................   82,700     4,176,350
                                         ------------
                                           15,188,318
                                         ------------
CONSUMER PRODUCTS--.9%
Furniture Brands
  International Inc.* ........   98,500     2,117,750
                                         ------------
DRUG DISTRIBUTION--6.7%
Bergen Brunswig Corp. Cl. A. .   22,500     1,098,293
Cardinal Health, Inc. ........   21,200     2,004,735
McKesson Corp. ...............   82,600     6,360,200
Omnicare, Inc. ...............  162,500     5,616,488
                                         ------------
                                           15,079,716
                                         ------------
FINANCIAL SERVICES--12.3%
Dime Bancorp Inc. ............  170,000  $  4,048,210
Finova Group Inc. ............   34,200     1,667,250
Firstar Corp. ................   93,500     5,306,125
Kansas City Southern
  Industries Inc. ............  180,500     6,971,813
Paine Webber Group Inc. ......   36,900     1,233,862
Sovereign Bancorp Inc. .......  206,200     2,706,375
State Street Corp. ...........   33,100     2,064,613
SunAmerica Inc. ..............   54,800     3,863,400
                                         ------------
                                           27,861,648
                                         ------------
FOOD CHAINS--1.7%
Fred Meyer, Inc.* ............   72,000     3,838,535
                                         ------------
FOODS & BEVERAGES--4.0%
Aurora Foods Inc.* ...........  101,400     1,774,500
Starbucks Corp.* .............  136,700     5,929,363
U.S. Foodservice* ............   30,000     1,425,000
                                         ------------
                                            9,128,863
                                         ------------
INSURANCE--1.4%
Fremont General Corp. ........   25,000     1,234,375
MGIC Investment Corp. ........   50,500     1,969,500
                                         ------------
                                            3,203,875
                                         ------------
LEISURE & ENTERTAINMENT--2.5%
International Game Technology   245,500     5,539,217
                                         ------------
MANUFACTURING--2.7%
Leggett & Platt Inc. .........  194,800     4,553,450
Wabash National Corp. ........   82,100     1,457,275
                                         ------------
                                            6,010,725
                                         ------------
MEDICAL DEVICES--3.6%
Allegiance Corp. .............  100,000     3,718,800
Biomatrix Inc.* ..............   27,500     1,292,500
Biomet Inc. ..................   93,700     3,179,990
                                         ------------
                                            8,191,290
                                         ------------
PHARMACEUTICALS--5.7%
Alza Corp.* ..................   87,400     4,184,275
Elan Corp PLC-ADR* ...........   79,200     5,548,990
Forest Laboratories, Inc.* ...   75,800     3,169,425
                                         ------------
                                           12,902,690
                                         ------------
POLLUTION CONTROL--1.1%
Waste Management, Inc. .......   53,400     2,409,675
                                         ------------
RESTAURANTS & LODGING--2.6%
Outback Steakhouse, Inc.* ....  169,500     5,868,938
                                         ------------

THE ALGER FUND
ALGER MIDCAP GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)
October 31, 1998

COMMON STOCKS--(cont.)             SHARES      VALUE
----------------------             ------      -----

RETAILING--9.1%
Bed Bath & Beyond Inc.* ......  168,300  $  4,638,853
Borders Group Inc.* ..........  146,000     3,704,750
CVS Corp. ....................   65,800     3,006,270
Office Depot Inc.* ...........  139,000     3,475,000
Staples, Inc.* ...............  104,550     3,410,944
Williams Sonoma Inc.* ........   89,600     2,441,600
                                         ------------
                                           20,677,417
                                         ------------
SEMICONDUCTORS--3.3%
Microchip Technology
  Incorporated* ..............  223,300     6,043,168
Micron Technology Inc.* ......   38,000     1,444,000
                                         ------------
                                            7,487,168
                                         ------------

TRANSPORTATION--1.1%
Coach USA Inc.* ..............   88,500     2,372,950
                                         ------------

Total Common Stocks
  (Cost $185,816,962) ........            199,168,863
                                         ------------

SHORT-TERM CORPORATE             PRINCIPAL
  NOTES--13.5%                    AMOUNT
                                ----------
Bayerische Vereinsbank A.G.,
  5.22%, 11/5/98 ............$5,400,000     5,396,868
Hertz Corporation,
  5.27%, 11/13/98 ...........$5,500,000  $  5,490,338
Market Street Funding Corp.,
   5.25%, 11/6/98 ...........   850,000       849,380
Merrill Lynch & Co., Inc.,
  5.25%, 11/10/98 ........... 5,500,000     5,492,782
National Australia
  Funding, Inc.,
  5.22%, 11/5/98 ............ 5,400,000     5,396,868
Progress Capital
  Holdings, Inc.,
  5.15%, 11/3/98 ............ 2,650,000     2,649,242
Repeat Offering
  Securitization Equity Inc.,
  5.24%, 11/5/98(a) ......... 3,500,000     3,497,962
Republic Industries
  Funding Corp.,
  5.25%, 11/12/98 ........... 1,750,000     1,747,193
                                         ------------

Total Short-Term
  Corporate Notes
  (Cost $30,520,633) ........              30,520,633
                                         ------------

Total Investments
  (Cost $216,337,595)            101.6%   229,689,496
Liabilities in Excess of
  Other Assets ..............     (1.6)    (3,549,242)
                                 -----   ------------

Net Assets ..................    100.0%  $226,140,254
                                 =====   ============

*  Non-income producing security.
(a)Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers.
(b)At October 31, 1998, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $216,337,595, amounted to $13,351,901 which consisted of aggregate gross unrealized appreciation of $20,821,033 and aggregate gross unrealized depreciation of $7,469,132.

                       See Notes to Financial Statements.

THE ALGER FUND
ALGER MIDCAP GROWTH PORTFOLIO
Financial Highlights
For a share outstanding throughout the year

                                                                                 CLASS B
                                                          -----------------------------------------------------
                                                                         YEAR ENDED OCTOBER 31,
                                                          -----------------------------------------------------
                                                            1998       1997       1996       1995       1994
                                                            ----       ----       ----       ----       ----

Net asset value, beginning of year .................      $  22.33   $  18.87   $  18.94   $  12.77   $  12.48
                                                          --------   --------   --------   --------   --------

Net investment income (loss) .......................          (.29)(ii)  (.29)      (.25)(ii)  (.08)      (.11)

Net realized and unrealized gain (loss)
  on investments ...................................          1.31       4.23       1.35       6.25        .68

Total from investment operations ...................          1.02       3.94       1.10       6.17        .57

Distributions from net realized gains ..............         (2.46)      (.48)     (1.17)        --       (.28)
                                                          --------   --------   --------   --------   --------

Net asset value, end of year .......................      $  20.89   $  22.33   $  18.87   $  18.94   $  12.77
                                                          ========   ========   ========   ========   ========

Total Return (iii) .................................          6.2%      21.4%       6.4%      48.3%       4.7%
                                                          ========   ========   ========   ========   ========

Ratios and Supplemental Data:
  Net assets, end of year
    (000's omitted) ................................      $191,934   $166,475   $125,686   $ 54,016   $ 18,516
                                                          ========   ========   ========   ========   ========

  Ratio of expenses to average net assets ..........         2.10%      2.19%      2.27%      2.39%      3.20%
                                                          ========   ========   ========   ========   ========

  Decrease reflected in above
    expense ratios due to
    expense reimbursements (iv) ....................            --         --         --         --       .07%
                                                          ========   ========   ========   ========   ========

  Ratio of net investment income
    (loss) to average net assets ...................        (1.38%)    (1.58%)    (1.33%)    (1.71%)    (2.32%)
                                                          ========   ========   ========   ========   ========

  Portfolio Turnover Rate ..........................       180.98%    160.09%    113.95%    121.60%    127.40%
                                                          ========   ========   ========   ========   ========


---------------
See footnotes on page 26.

THE ALGER FUND
ALGER MIDCAP GROWTH PORTFOLIO
Financial Highlights
For a share outstanding throughout the period

                                                         CLASS A (VI)                      CLASS C (V)
                                                  --------------------------       ---------------------------
                                                     YEAR        TEN MONTHS            YEAR       THREE MONTHS
                                                     ENDED          ENDED              ENDED          ENDED
                                                  OCTOBER 31,    OCTOBER 31,        OCTOBER 31,    OCTOBER 31,
                                                     1998          1997 (I)            1998         1997 (I)
                                                  -----------    -----------        -----------    -----------

Net asset value, beginning of period .........     $  22.46       $  18.92           $  22.33      $  22.49
                                                   --------       --------           --------      --------

Net investment income (loss) .................         (.10)(ii)      (.10)              (.28)(ii)     (.03)

Net realized and unrealized gain (loss)
  on investments .............................         1.31           3.64               1.27          (.13)
                                                   --------       --------           --------      --------

Total from investment operations .............         1.21           3.54                .99          (.16)

Distributions from net realized gains ........        (2.46)            --              (2.46)           --
                                                   --------       --------           --------      --------

Net asset value, end of period ...............     $  21.21       $  22.46           $  20.86      $  22.33
                                                   ========       ========           ========      ========

Total Return (iii) ...........................         7.2%          18.7%               6.1%          (.7%)
                                                   ========       ========           ========      ========

Ratios and Supplemental Data:
  Net assets, end of period
  (000's omitted) ............................     $ 32,447       $  5,436           $  1,759      $     84
                                                   ========       ========           ========      ========

  Ratio of expenses to average net assets ....        1.34%          1.40%              2.08%         1.97%
                                                   ========       ========           ========      ========

  Ratio of net investment income (loss)
    to average net assets ....................        (.53%)         (.83%)            (1.26%)       (1.55%)
                                                   ========       ========           ========      ========

  Portfolio Turnover Rate ....................      180.98%        160.09%            180.98%       160.09%
                                                   ========       ========           ========      ========


(i)    Ratios have been annualized; total return has not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii)  Does not reflect the effect of any sales charges.
(iv) Represents expense reimbursements made pursuant to applicable state expense limits.
(v)    Initially offered August 1, 1997.
(vi)   Initially offered January 1, 1997.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   ALGER CAPITAL APPRECIATION PORTFOLIO
     Portfolio Highlights Through October 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   HYPOTHETICAL $10,000 INVESTMENT IN CLASS B SHARES FROM 11/1/93 TO 10/31/98
--------------------------------------------------------------------------------

[The following table represents a chart in the printed piece.]

         Alger Cap App B   S&P 500

11/1/93      10,000         10,000
10/31/94     11,110         10,387
10/31/95     18,620         13,133
10/31/96     22,246         16,297
10/31/97     26,918         21,531
10/31/98     29,372         26,267


The chart above illustrates the growth in value of a hypothetical $10,000 investment made in Alger Capital Appreciation Class B shares and the S&P 500 Index on November 1, 1993, the inception date of the Alger Capital Appreciation Portfolio, through October 31, 1998. Figures for the Alger Capital Appreciation Class B shares and the S&P 500 Index, an unmanaged index of common stocks, include reinvestment of dividends. Performance for Alger Capital Appreciation Class A and Class C shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.

--------------------------------------------------------------------------------
PERFORMANCE COMPARISON AS OF 10/31/98+
                                          AVERAGE ANNUAL TOTAL RETURNS
                                       1                5               SINCE
                                     YEAR             YEARS           INCEPTION
                                ------------------------------------------------
CLASS A (Inception 1/1/97)            5.42%            *               14.31%
S&P 500 Index                        21.99%            *               26.06%
--------------------------------------------------------------------------------
CLASS B (Inception 11/1/93)           4.86%          24.05%            24.05%
S&P 500 Index                        21.99%          21.31%            21.31%
--------------------------------------------------------------------------------
CLASS C (Inception 8/1/97)            8.86%            *                2.57%
S&P 500 Index                        21.99%            *               13.71%
--------------------------------------------------------------------------------

THE PORTFOLIO'S AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE AND THE PORTFOLIO'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

+ RETURNS REFLECT MAXIMUM INITIAL SALES CHARGES ON CLASS A SHARES AND
  APPLICABLE CONTINGENT DEFERRED SALES CHARGES ON CLASS B
  AND CLASS C SHARES.

THE ALGER FUND
ALGER CAPITAL APPRECIATION PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 1998

COMMON STOCKS--85.4%             SHARES       VALUE
--------------------             ------       -----

ADVERTISING--.8%
Outdoor Systems, Inc.* ......   105,000  $  2,316,615
                                         ------------
AEROSPACE--.5%
Boeing Company (The) ........    30,000     1,125,000
Gulfstream Aerospace Corp.* .    11,500       508,875
                                         ------------
                                            1,633,875
                                         ------------
AIRLINES--1.7%
ASA Holdings Inc. ...........    42,000     1,506,750
SkyWest Inc. ................    93,500     2,384,250
US Airways Group Inc.* ......    21,500     1,216,105
                                         ------------
                                            5,107,105
                                         ------------
APPAREL--.5%
Tommy Hilfiger Corporation* .    35,000     1,625,330
                                         ------------
BIO-TECHNOLOGY--2.0%
Centocor, Inc.* .............    50,000     2,225,000
Gliatech Inc.* ..............    50,000       968,750
Medimmune Inc.* .............    43,400     2,918,650
                                         ------------
                                            6,112,400
                                         ------------
BROADCASTING--4.2%
Cablevision Systems
  Corp. Cl. A.* .............    30,000     1,447,500
Clear Channel
  Communications Inc.* ......    28,000     1,275,763
Comcast Corp. Cl. A. Special    146,000     7,208,750
Jacor Communications Inc.* ..    48,000     2,640,000
                                         ------------
                                           12,572,013
                                         ------------
BUSINESS SERVICES--2.8%
ChoicePoint Inc.* ...........    24,000     1,134,000
IMS Health Inc. .............    58,200     3,870,300
Rent-Way Inc.* ..............    90,000     2,126,250
United Stationers Inc.* .....    47,500     1,258,750
                                         ------------
                                            8,389,300
                                         ------------
COMMUNICATIONS--5.5%
America Online Inc. .........    73,600     9,351,837
America Tower
  Systems Corp. Cl. A.* .....    50,000    1,093,750
MCI Worldcom Inc.* ..........   108,700     6,005,675
                                         ------------
                                           16,451,262
                                         ------------
COMMUNICATIONEQUIPMENT--3.9%
Ascend Communications, Inc.*    120,000     5,790,000
Cisco Systems, Inc.* ........    67,250     4,236,750
Global Crossing Ltd.* .......    14,000       402,500
L-3 Communications
  Holdings, Inc.* ...........    28,300     1,216,900
                                         ------------
                                           11,646,150
                                         ------------
COMPUTER RELATED &
  BUSINESS EQUIPMENT--5.5%
Dell Computer Corp.* ........    80,000     5,240,000
International Business
  Machines Corp. ............    30,000     4,453,140
Maxtor Corp.* ...............   200,000     2,125,000
Quantum Corp.* ..............   100,000     1,756,250
Sanmina Corporation* ........    70,000     2,870,000
                                         ------------
                                           16,444,390
                                         ------------
CompuTER SERVICES--1.1%
Keane Inc.* .................    77,000     2,560,250
Technology Solutions Co.* ...    54,275       651,300
                                         ------------
                                            3,211,550
                                         ------------
COMPUTER SOFTWARE--5.0%
Compuware Corp.* ............   145,000     7,857,260
Dendrite International Inc.*     20,000       412,500
Microsoft Corporation* ......    62,700     6,638,362
                                         ------------
                                           14,908,122
                                         ------------
CONGLOMERATE--2.5%
Tyco International Ltd. .....   119,434     7,397,503
                                         ------------
DRUG DISTRIBUTION--2.4%
Bergen Brunswig Corp. Cl. A.     15,400       751,720
McKesson Corp. ..............    73,700     5,674,900
Omnicare, Inc. ..............    25,000       864,075
                                         ------------
                                            7,290,695
                                         ------------
FINANCIAL SERVICES--11.9%
Bank of New York Inc. .......   190,000     5,996,970
Citigroup Inc. ..............   155,000     7,294,765
Dime Bancorp Inc. ...........    50,000     1,190,650
Federal Home Loan
  Mortgage Corporation ......    35,000     2,012,500
Finova Group Inc. ...........    40,000     1,950,000
Household International Inc.     95,000     3,473,485
Kansas City Southern
  Industries Inc. ...........   100,000     3,862,500
Knight/Trimark
  Group Inc. Cl. A.* ........    55,000       446,875
Morgan Stanley
  Dean Witter & Co. .........    100,000    6,475,000
U.S. Bancorp Inc. ...........     80,000    2,920,000
                                         ------------
                                           35,622,745
                                         ------------
FOOD CHAINS--3.8%
Food Lion Inc. Cl. A. .......   100,000     1,100,000
Fred Meyer, Inc.* ...........    70,000     3,731,910
Kroger Co.* .................    65,000     3,607,500
Safeway Inc.* ...............    65,000     3,107,845
                                         ------------
                                           11,547,255
                                         ------------
FOODS & BEVERAGES--2.5%
Aurora Foods Inc.* ..........    55,000       962,500
Earthgrains Company .........   123,000     3,690,000
U.S. Foodservice* ...........    60,000     2,850,000
                                         ------------
                                            7,502,500
                                         ------------

                                                                            -29-
THE ALGER FUND
ALGER CAPITAL APPRECIATION PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)
October 31, 1998

COMMON STOCKS--85.4%             SHARES       VALUE
--------------------             ------       -----
INSURANCE--2.9%
American International
  Group, Inc. ...............    55,000  $  4,688,750
Enhance Financial
  Services GroupInc. ........    90,000     2,210,670
MGIC Investment Corp. .......    50,000     1,950,000
                                         ------------
                                            8,849,420
                                         ------------
LEISURE &ENTERTAINMENT--.9%
Carnival Corp. ..............    80,000     2,590,000
                                         ------------
MEDICAL DEVICES--1.4%
Allegiance Corp. ............    50,000     1,859,400
Guidant Corp. ...............    15,000     1,147,500
Safeskin Corp.* .............    50,000     1,106,250
                                         ------------
                                            4,113,150
                                         ------------
MEDICAL SERVICES--2.1%
Hanger Orthopedic Group Inc.*    80,000     1,580,000
Hooper Holmes Inc. ..........    60,000     1,428,780
MedQuist Inc.* ..............    85,000     2,289,730
Province Healthcare Co.* ....    25,000       653,125
Sunrise Assisted Living Inc.*    10,000       430,630
                                         ------------
                                            6,382,265
                                         ------------
PHARMACEUTICALS--9.1%
Bristol Myers Squibb Co. ....    40,000     4,422,520
Elan Corp PLC-ADR* ..........    52,000     3,643,275
Pfizer Inc. .................    51,200     5,494,426
Schering-Plough Corporation .    60,000     6,172,500
SmithKline Beecham PLC ADS ..    10,000       637,500
Warner-Lambert Co. ..........    90,000     7,053,750
                                         ------------
                                           27,423,971
                                         ------------
POLLUTION CONTROL--.8%
Waste Management, Inc. ......    50,000     2,256,250
                                         ------------
RETAILING--10.7%
Amazon.com Inc.* ............    27,500     3,477,045
Bed Bath & Beyond Inc.* .....    25,000       689,075
CVS Corp. ...................    50,000     2,284,400
Family Dollar Stores Inc. ...    30,000       543,750
Home Depot, Inc. ............   180,000     7,830,000
Office Depot Inc.* ..........   140,000     3,500,000
Pacific Sunwear of
  California Inc.* ..........    50,000     1,081,250
Rite Aid Corp. ..............    45,000     1,785,960
Staples Inc.* ...............   110,650     3,609,956
Wal-Mart Stores Inc. ........    80,500     5,554,500
Williams Sonoma Inc.* .......    70,000     1,907,500
                                         ------------
                                           32,263,436
                                         ------------
SEMICONDUCTORS--.9%
Altera Corporation* .........    30,000     1,248,750
Micron Technology Inc.* .....    40,000     1,520,000
                                         ------------
                                            2,768,750
                                         ------------
Total Common Stocks
 (Cost $219,869,966) ........             256,426,052
                                         ------------

SHORT-TERM CORPORATE           PRINCIPAL
 NOTES--14.2%                    AMOUNT
 ------------                    ------
Bayerische Vereinsbank A.G.,
  5.22%, 11/5/98 ............$9,750,000     9,744,345
Edison Asset
  Securitization Corp.,
  5.23%, 11/13/98(a) ........   500,000       499,128
Hasbro Inc.,
  5.20%, 11/12/98 ........... 9,850,000     9,834,349
Hertz Corporation,
  5.27%, 11/13/98 ........... 5,900,000     5,889,636
Merrill Lynch & Co., Inc.,
  5.10%, 11/6/98 ............ 7,000,000     6,995,042
National Australia
  Funding, Inc.,
  5.22%, 11/5/98 ............ 9,750,000     9,744,345

Total Short-Term
  Corporate Notes
  (Cost $42,706,845) ........              42,706,845

Total Investments
 (Cost $262,576,811) (b) ....     99.6%   299,132,897
Other Assets in Excess
  of Liabilities ............       .4      1,190,516
                                 -----  -------------
Net Assets                       100.0%  $300,323,413
                                 -----  -------------
 * Non-income producing security.
(a)Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers.
(b)At October 31, 1998, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $262,576,811, amounted to $36,556,086 which consisted of aggregate gross unrealized appreciation of $44,001,006 and aggregate gross unrealized depreciation of $7,444,920.

                       See Notes to Financial Statements.

THE ALGER FUND
ALGER CAPITAL APPRECIATION PORTFOLIO (i)
Financial Highlights
For a share outstanding throughout the year

                                                                                      CLASS B
                                                     --------------------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                     --------------------------------------------------------------------
                                                         1998            1997           1996           1995          1994
                                                         ----            ----           ----           ----          ----
Net asset value, beginning of year .............     $    26.00      $    21.62     $    18.62      $  11.11      $  10.00
                                                     ----------      ----------     ----------      --------      --------
Net investment income (loss) ...................           (.39)(ii)       (.33)          (.34)(ii)    (0.47)(ii)    (0.47)
Net realized and unrealized gain (loss)
  on investments ...............................           2.69            4.85           3.88          7.98          1.58
                                                     ----------      ----------     ----------      --------      --------
Total from investment operations ...............           2.30            4.52           3.54          7.51          1.11
Distributions from net realized gains ..........          (1.61)           (.14)          (.54)           --            --
                                                     ----------      ----------     ----------      --------      --------
Net asset value, end of year ...................     $    26.69      $    26.00     $    21.62      $  18.62      $  11.11
                                                     ==========      ==========     ==========      ========      ========

Total Return (iii) .............................           9.9%           21.0%          19.5%         67.6%         11.1%
                                                     ==========      ==========     ==========      ========      ========

Ratios and Supplemental Data:
  Net assets, end of year (000's omitted) ......     $  242,941      $  212,895     $  150,258      $ 33,640      $  2,369
                                                     ==========      ==========     ==========      ========      ========
  Ratio of expenses excluding interest
  to average net assets ........................          2.19%           2.27%          2.44%        3.26%          4.13%
                                                     ==========      ==========     ==========      ========      ========
  Ratio of expenses including interest
    to average net assets ......................          2.26%           2.38%          2.46%        3.54%          5.53%
                                                     ==========      ==========     ==========      ========      ========

  Decrease reflected in above expense ratios
    due to expense reimbursements (iv) .........             --              --             --            --          .85%
                                                     ==========      ==========     ==========      ========      ========

  Ratio of net investment income
    (loss) to average net assets ...............         (1.48%)         (1.72%)        (1.61%)       (3.02%)       (5.12%)
                                                     ==========      ==========     ==========      ========      ========

  Portfolio Turnover Rate ......................        184.07%         157.63%        162.37%       197.65%       231.99%
                                                     ==========      ==========     ==========      ========      ========

  Amount of debt outstanding at end of year ....             --              --     $7,700,000            --      $651,000
                                                     ==========      ==========     ==========      ========      ========

  Average amount of debt outstanding
    during the year ............................     $2,814,493      $2,940,097     $  239,966      $293,153      $406,864
                                                     ==========      ==========     ==========      ========      ========

  Average daily number of portfolio shares
    outstanding during the year ................      9,670,951       7,739,199      4,852,286       543,270       191,676
                                                     ==========      ==========     ==========      ========      ========

  Average amount of debt per portfolio share
    during the year ............................     $     0.29      $     0.38     $     0.05      $   0.54      $   2.12
                                                     ==========      ==========     ==========      ========      ========


---------------------
See footnotes on page 31.

THE ALGER FUND
ALGER CAPITAL APPRECIATION PORTFOLIO (i)
Financial Highlights
For a share outstanding throughout the period

                                                         Class A (vi)                       Class C (v)
                                                  ---------------------------        ---------------------------
                                                      Year        Ten Months            Year      Three Months
                                                      Ended          Ended              Ended         Ended
                                                   October 31,    October 31,        October 31,   October 31,
                                                      1998         1997 (vii)           1998       1997 (vii)
                                                   -----------    -----------        -----------   ----------
Net asset value, beginning of period..........    $    26.17      $     21.59        $     26.00    $     27.67
                                                  ----------      -----------        -----------    -----------
Net investment income (loss)..................          (.16)(ii)        (.09)              (.37)(ii)      (.05)
Net realized and unrealized gain (loss)
   on investments.............................          2.68             4.67               2.67          (1.62)
                                                  ----------      -----------        -----------    -----------

Total from investment operations..............          2.52             4.58               2.30          (1.67)
Distributions from net realized gains.........         (1.61)              --              (1.61)            --
                                                  ----------      -----------        -----------    -----------

Net asset value, end of period................    $    27.08      $     26.17        $     26.69    $     26.00
                                                  ==========      ===========        ===========    ===========

Total Return (iii)............................         10.7%            21.2%               9.9%          (6.0%)
                                                  ==========      ===========        ===========    ===========

Ratios and Supplemental Data:
   Net assets, end of period (000's omitted)..      $ 54,415      $    15,572        $     2,967    $       631
                                                  ==========      ===========        ===========    ===========

  Ratio of expenses excluding interest
     to average net assets....................         1.42%            1.45%              2.18%          2.18%
                                                  ==========      ===========        ===========    ===========

  Ratio of expenses including interest
     to average net assets....................         1.49%            1.53%              2.25%          2.25%
                                                  ==========      ===========        ===========    ===========

  Ratio of net investment income (loss)
     to average net assets....................         (.67%)           (.85%)            (1.46%)        (1.80%)
                                                  ==========      ===========        ===========    ===========

  Portfolio Turnover Rate.....................       184.07%          157.63%            184.07%        157.63%
                                                  ==========      ===========        ===========    ===========

  Amount of debt oustanding at end of period..            --               --                 --             --
                                                  ==========      ===========        ===========    ===========

  Average amount of debt oustanding
    during the period.........................    $2,814,493       $2,940,097         $2,814,493     $2,940,097
                                                  ==========      ===========        ===========    ===========

  Average daily number of portfolio shares
    outstanding during the period.............     9,670,951        7,739,199          9,670,951      7,739,199
                                                  ==========      ===========        ===========    ===========

  Average amount of debt per portfolio share
    during the period.........................        $ 0.29      $      0.38        $      0.29    $      0.38
                                                  ==========      ===========        ===========    ===========

(i) Prior to March 27, 1995, the Alger Capital Appreciation Portfolio was the Alger Leveraged AllCap Portfolio. (ii) Amount was computed based on average shares outstanding during the year.
(iii) Does not reflect the effect of any sales charges.
(iv) Represents expense reimbursements made pursuant to applicable state expense limits.
(v)   Initially offered August 1, 1997.
(vi)  Initially offered January 1, 1997.
(vii) Ratios have been annualized; total return has not been annualized.



                       See Notes to Financial Statements.

THE ALGER FUND
ALGER MONEY MARKET PORTFOLIO
Schedule of Investments
October 31, 1998

SHORT-TERM CORPORATE             PRINCIPAL
 NOTES--95.6%                      AMOUNT         VALUE
--------------------             ---------        -----


AUTOMOTIVE EQUIPMENT
  & SERVICES--9.2%
Ford Motor Credit Company,
  5.00%, 12/4/98 .............   $8,000,000    $ 7,963,333
General Motors Acceptance
  Corporation,
  5.02%, 12/10/98 ............    8,000,000      7,956,493
                                               -----------
                                                15,919,826
                                               -----------
BANKS--8.5%
Banca CRT Financial Corp.,
  5.61%, 11/2/98 .............    6,700,000      6,698,956
Merita North America Inc.,
  5.03%, 12/21/98 ............    8,000,000      7,944,111
                                               -----------
                                                14,643,067
                                               -----------
BUSINESS &
  CONSUMER SERVICES--4.6%
American Express
  Credit Corporation,
  5.08%, 11/10/98 ............    8,000,000      7,989,840
                                               -----------
COMPUTERS--4.6%
CSC Enterprises,
  5.08%, 12/8/98 .............    8,000,000      7,958,231
                                               -----------
DRUGS & HEALTH CARE--9.2%
Allergan, Inc.,
  5.27%, 11/17/98 ............    5,000,000      4,988,290
  5.40%, 11/17/98 ............    3,000,000      2,992,800
Western Medical Systems, Inc.,
  5.42%, 11/13/98 ............    8,000,000      7,985,547
                                               -----------
                                                15,966,637
                                               -----------
ENERGY &
  ENERGY SERVICES--4.6%
Midamerican Energy Co.,
  5.25%, 11/18/98 ............    8,000,000      7,980,167
                                               -----------

FINANCIAL SERVICES--23.6%
Block Financial Corp.,
  5.25%, 11/10/98 ............    5,000,000      4,993,438
Checkpoint Charlie, Inc.,
  5.30%, 1/5/99 (a) ..........    8,000,000      7,923,444
Chinatex Capital, Inc.,
  5.10%, 12/14/98 ............    8,000,000      7,951,267
Merrill Lynch & Co., Inc.,
  5.11%, 11/10/98 ............    8,000,000      7,989,780
Moat Funding, LLC,
  5.30%, 12/4/98 (a) .........    8,000,000      7,961,133
USAA Capital Corporation,
  5.19%, 11/9/98 .............    4,000,000      3,995,387
                                               -----------
                                                40,814,449
                                               -----------
FUEL--3.5%
Centerior Fuel Corporation,
  5.65%, 11/2/98 .............    6,000,000      5,999,058
                                               -----------
INSURANCE--9.2%
Aetna Services, Inc.,
  5.26%, 11/9/98 .............    3,000,000      2,996,493
  5.21%, 12/8/98 .............    5,000,000      4,973,226
Prudential Funding
  Corporation,
  5.06%, 11/13/98 ............    8,000,000      7,986,507
                                               -----------
                                                15,956,226
                                               -----------
MACHINERY & EQUIPMENT--4.7%
Cooperative Association of
  Tractor Dealers Inc.,
  5.40%, 11/2/98 .............    8,000,000      7,998,800
                                               -----------
UTILITIES--13.9%
General Electric Capital
  Corporation,
  5.06%, 12/2/98 .............    8,000,000      7,965,142
New Jersey Natural Gas Company,
  5.07%, 11/10/98 ............    8,000,000      7,989,860
Northwestern Public
  Service Company,
  5.45%, 11/4/98 .............    8,000,000      7,996,367
                                               -----------
                                                23,951,369
                                               -----------
Total Short-Term
  Corporate Notes
  (Cost $165,177,670) ........                 165,177,670
                                               -----------

THE ALGER FUND
ALGER MONEY MARKET PORTFOLIO
Schedule of Investments (Continued)
October 31, 1998

                                 PRINCIPAL
                                   AMOUNT         VALUE
                                 ---------        -----

CERTIFICATES OF DEPOSIT--4.6%
Banco Espirito Santo
  e Commercial,
  de Lisboa,
  5.20%, 11/13/98
  (Cost $7,986,133) ..........   $8,000,000   $  7,986,133
                                              ------------
Total Investments
  (Cost $173,163,803)(b) .....       100.2%    173,163,803

Liabilities In Excess of
  Other Assets ...............         (.2)       (302,188)
                                     -----    ------------

Net Assets ...................       100.0%   $172,861,615
                                     -----    ------------

(a)Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers.
(b)At October 31 1998, the cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

                       See Notes to Financial Statements.

THE ALGER FUNDAlger MONEY MARKET PORTFOLIO Financial Highlights For a share outstanding throughout the year

                                                                         YEAR ENDED OCTOBER 31,
                                                      ---------------------------------------------------------
                                                          1998       1997       1996        1995       1994
                                                          ----       ----       ----        ----       ----
Net asset value, beginning of year .................   $  1.0000   $ 1.0000    $ 1.0000    $ 1.0000   $ 1.0000
                                                      ----------  ---------   ---------   ---------  ---------
Net investment income ..............................       .0476      .0479       .0521       .0573      .0374
                                                      ----------  ---------   ---------   ---------  ---------
Dividends from net investment income ...............      (.0476)    (.0479)     (.0521)     (.0573)    (.0374)
Net asset value, end of year .......................  $   1.0000  $  1.0000   $  1.0000   $  1.0000  $  1.0000
                                                      ==========  =========   =========   =========  =========
Total Return .......................................        4.9%       4.9%        5.3%        5.9%       3.8%
                                                      ==========  =========   =========   =========  =========
Ratios and Supplemental Data:Net assets,
  end of year (000's omitted) ......................  $  172,862  $ 179,407   $ 285,702   $ 185,822  $ 163,170
                                                      ==========  =========   =========   =========  =========
Ratio of expenses to average net assets ............        .76%       .81%        .41%        .29%       .27%
                                                      ==========  =========   =========   =========  =========
Decrease reflected in aboveexpense ratios due to
  management fee waivers ...........................         --         --         .38%        .50%       .50%
                                                      ==========  =========   =========   =========  =========
Ratio of net investment incometo average net assets        4.84%      4.76%       5.18%       5.73%      3.78%
                                                      ==========  =========   =========   =========  =========



                       See Notes to Financial Statements.

THE ALGER FUNDSTATEMENTS OF ASSETS AND LIABILITIES
(in thousands, except per share amounts) October 31, 1998
                                                                            -35-

                                                            SMALL                         CAPITAL
                                                           CAPITAL-               MIDCAP   APPRE-      MONEY
                                                GROWTH     IZATION    BALANCED   GROWTH   CIATION      MARKET
                                               PORTFOLIO  PORTFOLIO  PORTFOLIO PORTFOLIO PORTFOLIO   PORTFOLIO
                                               ---------  ---------  --------- --------- ---------   ---------
ASSETS:
Investments in securities, at value
  (identified cost*)-see accompany-ing
  schedules of investments ..................  $514,677   $525,892    $20,720  $229,689   $299,133    $173,164
Cash ........................................        55        145         60         6        132          --
Receivable for investment securities sold ...     6,231      5,346        125     4,402     11,326          --
Receivable for shares of beneficial
  interest sold .............................     3,706        878        137       271      1,024         499
Dividends and interest receivable ...........       198        121        118        50         81          --
Prepaid expenses ............................        12          5          3         5         26          19
                                               --------   --------    -------  --------   --------    --------
  Total Assets ..............................   524,879    532,387     21,163   234,423    311,722     173,682
                                               --------   --------    -------  --------   --------    --------
LIABILITIES:
Payable for investmentsecurities purchased ..     7,640      4,749        129     6,513     10,592          --
Payable for shares of beneficial
  interest redeemed .........................       209      1,410          3     1,358        241         468
Interest payable ............................        --         --         --        --          5          --
Accrued investment management fees ..........       284        319         12       131        182         114
Accrued distribution fees ...................       218        256         11       110        139          --
Accrued shareholder servicing fees ..........        95         94          4        41         54          --
Dividends payable-Note 2(c) .................        --         --         --        --         --          44
Accrued expenses ............................       306        417         34       130        186         194
                                               --------   --------    -------  --------   --------    --------
  Total Liabilities .........................     8,752      7,245        193     8,283     11,399         820
                                               --------   --------    -------  --------   --------    --------
NET ASSETS ..................................  $516,127   $525,142    $20,970  $226,140   $300,323    $172,862
                                               ========   ========    =======  ========   ========    ========
Net Assets Consist of: Paid-in
  capital ...................................  $378,347   $451,132    $16,780  $187,453   $239,415    $172,936
Undistributed net investment income
 (accumulated loss) .........................   (11,071)   (43,010)      (27)    (6,946)    (8,771)         --
Undistributed net realized gain
  (accumulated loss) ........................    56,440     73,359      1,231    32,281     33,123         (74)
Net unrealized appreciation .................    92,411     43,661      2,986    13,352     36,556          --
                                               --------   --------    -------  --------   --------    --------
NET ASSETS ..................................  $516,127   $525,142    $20,970  $226,140   $300,323    $172,862
                                               ========   ========    =======  ========   ========    ========
Class A
 Net Asset Value Per Share ..................  $  12.19   $   8.74    $ 16.83  $  21.21   $  27.08          --
                                               ========   ========    =======  ========   ========    ========
 Offering Price Per Share ...................  $  12.80   $   9.18    $ 17.67  $  22.27   $  28.43          --
                                               ========   ========    =======  ========   ========    ========
Class B
 Net Asset Value and Offering Price Per Share  $  12.00   $   8.61    $ 16.64  $  20.89   $  26.69      $ 1.00
                                               ========   ========    =======  ========   ========    ========
Class C
 Net Asset Value and Offering Price Per Share  $  12.00   $   8.59    $ 16.66  $  20.86   $  26.69          --
                                               ========   ========    =======  ========   ========    ========
Shares of beneficial interest
  outstanding-Note 6
Class A .....................................    10,001      6,810         80     1,531      2,009          --
                                               ========   ========    =======  ========   ========    ========
Class B .....................................    32,574     53,541      1,159     9,187      9,102     172,936
                                               ========   ========    =======  ========   ========    ========
Class C .....................................       276        563         20        84        111          --
                                               ========   ========    =======  ========   ========    ========
*Identified cost ............................  $422,266   $482,231    $17,734  $216,337   $262,577    $173,164
                                               ========   ========    =======  ========   ========    ========

                       See Notes to Financial Statements.

                                                                            -36-
THE ALGER FUND
STATEMENTS OF OPERATIONS (in thousands)
For the year ended October 31, 1998

                                                            SMALL                         CAPITAL
                                                           CAPITAL-               MIDCAP   APPRE-      MONEY
                                                GROWTH     IZATION    BALANCED   GROWTH   CIATION      MARKET
                                               PORTFOLIO  PORTFOLIO  PORTFOLIO PORTFOLIO PORTFOLIO   PORTFOLIO
                                               ---------  ---------  --------- --------- ---------   ---------
INVESTMENT INCOME
Income:
 Dividends ....................................  $ 2,572    $ 1,350   $    75    $   616    $ 1,233     $   --
 Interest .....................................    1,679      2,028       390        755        787     12,516
                                                 -------   --------   -------    -------    -------    -------
 Total Income .................................    4,251      3,378       465      1,371      2,020     12,516
Expenses:
 Management fees-Note 3(a) ....................    3,133      4,679       126      1,517      2,192      1,116
  Distribution fees-Note 3(b):
  Class B .....................................    2,436      3,834       119      1,331      1,733         --
Class C                                               12         11         1          6         15         --
  Shareholder servicing fees-Note 3(f) ........    1,044      1,376        42        474        645         --
  Interest on line of credit utilized-Note 5 ..       --         --        --         --        188         --
  Custodian fees ..............................       64         87         8         37         47         51
 Transfer agent fees and  expenses-Note 3(e) ..      784      1,160        65        398        693        435
  Professional fees ...........................       20         20        18         23         18         16
  Trustees' fees ..............................        5          5         5          5          5          5
  Registration fees ...........................       80         80        37         54         67         62
 Miscellaneous ................................       82        117         5         46         30         18
                                                 -------   --------   -------    -------    -------    -------
 Total Expenses ...............................    7,660     11,369       426      3,891      5,633      1,703
                                                 -------   --------   -------    -------    -------    -------
NET INVESTMENT INCOME (LOSS) ..................   (3,409)    (7,991)       39     (2,520)    (3,613)    10,813
                                                 -------   --------   -------    -------    -------    -------
REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments ..............   52,782     60,965     1,229     29,077     28,168          6
Net change in unrealized appreciation
 (depreciation) on investments ................   31,157    (86,096)    1,416    (10,808)     6,353         --
                                                 -------   --------   -------    -------    -------    -------
Net realized and unrealized
 gain (loss) on investments ...................   83,939    (25,131)    2,645     18,269     34,521          6
                                                 -------   --------   -------    -------    -------    -------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ...................  $80,530   $(33,122)  $ 2,684    $15,749    $30,908    $10,819
                                                 =======   ========   =======    =======    =======    =======

                       See Notes to Financial Statements.

THE ALGER FUND
ALGER CAPITAL APPRECIATION PORTFOLIO
STATEMENT OF CASH FLOWS (in thousands)
For the year ended October 31, 1998

Increase (decrease) in cash: Cash flows from operating activities:
  Dividends received ...........................................   $   1,197
  Interest received ............................................         787
  Interest paid ................................................        (270)
  Operating expenses paid ......................................      (5,425)
  Purchase of investment securities ............................    (458,473)
  Purchase of short-term securities, net .......................     (32,117)
  Proceeds from disposition of investment securities ...........     448,197
  Other ........................................................          11
                                                                  ----------

    Net cash used in operating activities ......................     (46,093)
                                                                  ----------

Cash flows from financing activities:
  Dividends paid ...............................................     (14,120)
  Proceeds from shares sold and dividends reinvested ...........   1,128,665
  Payments on shares redeemed ..................................  (1,068,379)
                                                                  ----------

       Net cash provided by financing activities ...............      46,166
                                                                  ----------

Net increase in cash ...........................................          73
Cash--beginning of year ........................................          59
                                                                  ----------
Cash--end of year ..............................................   $     132
                                                                  ==========

Reconciliation of net increase in net assets
  to net cash used in operating activities:
     Net increase in net assets resulting from operations ......   $  30,908
     Increase in investments ...................................     (36,543)
     Increase in interest and dividends receivable .............         (37)
     Increase in receivable for investment securities sold .....      (3,813)
     Decrease in payable for investment securities purchased ...      (2,037)
     Net realized gain .........................................     (28,168)
     Net increase in unrealized appreciation ...................      (6,353)
     Decrease in accrued expenses and other liabilities ........         (61)
     Net decrease in other assets ..............................          11
                                                                  ----------


       Net cash used in operating activities ...................   $ (46,093)
                                                                  ==========


                       See Notes to Financial Statements.

                                                                            -38-
THE ALGER FUND
STATEMENTS OF CHANGES IN NET ASSETS (in thousands)
For the year ended October 31, 1998

                                                            SMALL                         CAPITAL
                                                           CAPITAL-               MIDCAP   APPRE-      MONEY
                                                GROWTH     IZATION    BALANCED   GROWTH   CIATION      MARKET
                                               PORTFOLIO  PORTFOLIO  PORTFOLIO PORTFOLIO PORTFOLIO   PORTFOLIO
                                               ---------  ---------  --------- --------- ---------   ---------
Net investment income (loss) ................  $ (3,409)   $ (7,991)   $   39  $ (2,520)  $ (3,613)   $ 10,813
Net realized gain on investments ............    52,782      60,965     1,229    29,077     28,168           6
Net change in unrealized appreciation
  (depreciation) on investments .............    31,157     (86,096)    1,416   (10,808)     6,353          --
                                               --------    --------   -------  --------   --------    --------
  Net increase (decrease) in net assets
    resulting from operations ...............    80,530     (33,122)    2,684    15,749     30,908      10,819
                                               --------    --------   -------  --------   --------    --------
Dividends and distributions to shareholders from:
 Net investment income
  Class A ...................................        --          --        (2)       --         --          --
  Class B ...................................        --          --        (9)       --         --     (10,813)
 Net realized gains
  Class A ...................................   (10,089)     (1,188)      (64)     (574)      (880)         --
  Class B ...................................   (36,412)    (27,136)   (1,780)  (18,402)   (13,178)         --
  Class C ...................................       (54)        (25)       (7)      (19)       (62)         --
                                               --------    --------   -------  --------   --------    --------
Total dividends and distributions to
  shareholders ..............................   (46,555)    (28,349)   (1,862)  (18,995)   (14,120)    (10,813)
                                               --------    --------   -------  --------   --------    --------
Increase (decrease) from shares of
  beneficial interest transactions:
  Class A ...................................    60,108      35,329       825    22,940     33,947          --
  Class B ...................................    61,703     (59,944)    5,891    32,756     18,172      (6,551)
  Class C ...................................     2,851       4,243       272     1,695      2,318          --
                                               --------    --------   -------  --------   --------    --------
Net increase (decrease) from shares
 of beneficial interest
 transactions-Note 6 ........................   124,662     (20,372)    6,988    57,391     54,437      (6,551)
                                               --------    --------   -------  --------   --------    --------
   Total increase (decrease) ................   158,637     (81,843)    7,810    54,145     71,225      (6,545)
Net Assets:Beginning of year ................   357,490     606,985    13,160   171,995    229,098     179,407
                                               --------    --------   -------  --------   --------    --------
  End of year ...............................  $516,127    $525,142   $20,970  $226,140   $300,323    $172,862
                                               ========    ========   =======  ========   ========    ========
Undistributed net investment income
  (accumulated loss) ........................ $ (11,071) $ (43,010)  $   (27)  $ (6,946)  $ (8,771)        --
                                               ========    ========   =======  ========   ========    ========

                       See Notes to Financial Statements.

                                                                            -39-
THE ALGER FUND
STATEMENTS OF CHANGES IN NET ASSETS (in thousands)
For the year ended October 31, 1997

                                                            SMALL                         CAPITAL
                                                           CAPITAL-               MIDCAP   APPRE-      MONEY
                                                GROWTH     IZATION    BALANCED   GROWTH   CIATION      MARKET
                                               PORTFOLIO  PORTFOLIO  PORTFOLIO PORTFOLIO PORTFOLIO   PORTFOLIO
                                               ---------  ---------  --------- --------- ---------   ---------
Net investment income (loss) ..............  $   (3,399)  $  (9,189)  $     6 $  (2,412)  $ (3,154)   $ 10,506
Net realized gain (loss) on investments ...      48,794      28,698     1,856    21,535     17,357         (16)
Net change in unrealized appreciation
  on investments ..........................      21,432      42,118       316    10,912     18,233          --
                                             ----------   ---------   ------- ---------   --------    --------
  Net increase in net assets
    resulting from operations .............      66,827      61,627     2,178    30,035     32,436      10,490
                                             ----------   ---------   ------- ---------   --------    --------
Dividends and distributions to
  shareholders-Class B:
 Net investment income ....................          --          --       (50)       --         --     (10,506)
 Net realized gains .......................      (8,740)    (93,115)     (288)   (3,458)      (970)         --
                                             ----------   ---------   ------- ---------   --------    --------
Total dividends and distributions to
  shareholders ............................      (8,740)    (93,115)     (338)   (3,458)      (970)    (10,506)
                                             ----------   ---------   ------- ---------   --------    --------
Additional paid-in capital ................          --         578        --        --         --          --
                                             ----------   ---------   ------- ---------   --------    --------
Increase (decrease) from shares of
  beneficial interest transactions:
 Class A ..................................      45,431      23,494       417     4,665     14,238          --
 Class B ..................................     (12,447)     60,181    (2,639)   14,976     32,464    (106,279)
 Class C ..................................         212         348        50        91        672          --
                                             ----------   ---------   ------- ---------   --------    --------
Net increase (decrease) from shares of
 beneficial interest transactions-Note 6 ..      33,196      84,023    (2,172)   19,732     47,374    (106,279)
                                             ----------   ---------   ------- ---------   --------    --------
   Total increase (decrease) ..............      91,283      53,113      (332)   46,309     78,840    (106,295)
Net Assets:
  Beginning of year .......................     266,207     553,872    13,492   125,686    150,258     285,702
                                             ----------     -------    ------   -------    -------     -------
  End of year .............................    $357,490    $606,985   $13,160  $171,995   $229,098    $179,407
                                             ==========    ========   =======  ========   ========    ========
  Undistributed net investment income
    (accumulated loss) ....................    $(7,662)   $(35,019)   $   (55) $ (4,426)  $ (5,158)         --
                                             ==========    ========   =======  ========   ========    ========



                       See Notes to Financial Statements.

                                                                            -40-
THE ALGER FUND
NOTES TO FINANCIAL STATEMENTS

NOTE 1- General:

       The Alger Fund (the "Fund") is a diversified, open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Fund operates as a series company currently issuing an unlimited number of shares of beneficial interest in six portfolios--Growth Portfolio, Small Capitalization Portfolio, Balanced Portfolio, MidCap Growth Portfolio, Capital Appreciation Portfolio and Money Market Portfolio (the "Portfolios"). The Growth Portfolio, Small Capitalization Portfolio, MidCap Growth Portfolio and Capital Appreciation Portfolio normally invest primarily in equity securities and each has an investment objective of long-term capital appreciation. The Balanced Portfolio's investment objectives are current income and long-term capital appreciation which it seeks to achieve through investing in equity and fixed income securities. The Money Market Portfolio's investment objective is high current income which it seeks to achieve by investing in short-term instruments.
       Each Portfolio, other than the Money Market Portfolio, offers Class A, Class B and Class C shares. Class A and Class C shares were first offered on January 1, 1997 and August 1, 1997, respectively. Class A shares are generally subject to an initial sales charge while Class B and Class C shares are generally subject to a deferred sales charge. Class B and Class C shares will automatically convert to Class A shares eight and twelve years, respectively, after the end of the calendar month in which the order to purchase was accepted. The conversion is completed without the imposition of any sales charges or other fees. Each class has identical rights to assets and earnings except that only Class B and Class C shares have plans of distribution and bear the related expenses.

NOTE 2- Significant  Accounting Policies:

(a) INVESTMENT VALUATION: Investments of the Portfolios, other than the Money Market Portfolio, are valued on each day the New York Stock Exchange (the "NYSE") is open as of the close of the NYSE (normally 4:00 p.m. Eastern time). Listed and unlisted securities for which such information is regularly reported are valued at the last reported sales price or, in the absence of reported sales, at the mean between the bid and asked price or, in the absence of a recent bid or asked price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.
       Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.
       The investments of the Money Market Portfolio, and short-term securities held by the other Portfolios having a remaining maturity of sixty days or less, are valued at amortized cost which approximates market value.

(b) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

(c) DIVIDENDS TO SHAREHOLDERS: Dividends payable to shareholders are recorded on the ex-dividend date.
       The Money Market Portfolio declares dividends daily from net investment income; such dividends are paid monthly. The dividends from net investment income of the other Portfolios are declared and paid annually.
       With respect to all Portfolios, dividends from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which earned.
       Each class is treated separately in determining the amounts of dividends of net investment income and distributions of capital gains payable to holders of its shares.

(d) FEDERAL INCOME TAXES: It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its share-

THE ALGER FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
                                                                            -41-

holders. Provided a Portfolio maintains such compliance, no federal income tax provision is required. Each Portfolio is treated as a separate entity for the purpose of determining such compliance. At October 31, 1998, the net capital loss carryforwards of the Money Market Portfolio which may be used to offset future net realized gains were approximately $72,000, and expire between 1999 and 2005.

(e) ALLOCATION METHODS: The Fund accounts separately for the assets, liabilities and operations of each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them. Income, realized and unrealized gains and losses, and expenses of each Portfolio, other than the Money Market Portfolio, are allocated among the Portfolio's classes based on relative net assets, with the exception of distribution fees, which are only applicable to Class B and Class C shares.

(f) OTHER: These financial statements have been prepared using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates.

NOTE 3- Investment Management Fees and
Other Transactions with Affiliates:

(a) INVESTMENT MANAGEMENT FEES: Fees incurred by each Portfolio, pursuant to the provisions of its Investment Management Agreement with Fred Alger Management, Inc. ("Alger Management"), are payable monthly and are computed based on the value of the average daily net assets of each Portfolio at the following annual rates:


 Growth Portfolio ................  .75%
 Small Capitalization Portfolio ..  .85
 Balanced Portfolio ..............  .75
 MidCap Growth Portfolio .........  .80
 Capital Appreciation Portfolio ..  .85
 Money Market Portfolio ..........  .50


(b) DISTRIBUTION FEES: Class B Shares--The Fund has adopted an Amended and Restated Plan of Distribution pursuant to which Class B shares of each
Portfolio, other than the Money Market Portfolio, reimburse Fred Alger & Company, Incorporated, the Fund's distributor (the "Distributor"), for costs and expenses incurred by the Distributor in connection with advertising, marketing and selling the Class B shares. The distribution fee is not to exceed an annual rate of .75% of the respective average daily net assets of the Class B shares of the designated Portfolios. If in any month, the costs incurred by the Distributor relating to the Class B shares are in excess of the distribution fees charged to the Class B shares of the Portfolios, the excess may be carried forward, with interest, and sought to be reimbursed in future periods. As of October 31, 1998, such excess carried forward was approximately $8,039,000, $16,063,000, $204,000, $3,520,000 and $1,781,000 for Class B shares of the
Growth Portfolio, the Small Capitalization Portfolio, the Balanced Portfolio, the MidCap Growth Portfolio, and the Capital Appreciation Portfolio, respectively. Contingent deferred sales charges imposed on redemptions of Class B shares will reduce the amount of distribution expenses for which reimbursement may be sought. See Note 3(c) below.

Class C Shares--The Fund has adopted a Distribution Plan pursuant to which Class C shares of each Portfolio, other than the Money Market Portfolio, pay the Distributor a fee at the annual rate of .75% of the respective average daily net assets of the Class C shares of the designated Portfolios to compensate the Distributor for its activities and expenses incurred in distributing the Class C shares. The fees charged may be more or less than the expenses incurred by the Distributor.

(c) SALES CHARGES: The purchases and sales of shares of the Portfolios, other than the Money Market Portfolio, may be subject to initial sales charges or contingent deferred sales charges. For the year ended October 31, 1998, the initial sales charges and contingent deferred sales charges retained by the Distributor were

THE ALGER FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
                                                                            -42-

approximately $52,000 and $3,258,000, respectively. The contingent deferred sales charges are used by the Distributor to offset distribution expenses previously incurred. Sales charges do not represent expenses of the Fund.

(d) BROKERAGE COMMISSIONS: During the year ended October 31, 1998, the Growth Portfolio, the Small Capitalization Portfolio, the Balanced Portfolio, the MidCap Growth Portfolio and the Capital Appreciation Portfolio paid the Distributor commissions of $1,244,587, $1,697,119, $32,459, $752,626 and
$876,328, respectively, in connection with securities transactions.

(e) TRANSFER AGENT FEES AND EXPENSES: Alger Shareholder Services, Inc. ("Alger Services"), an affiliate of Alger Management, serves as transfer agent for the Fund. During the year ended October 31, 1998, the Growth Portfolio, the Small Capitalization Portfolio, the Balanced Portfolio, the MidCap Growth Portfolio, the Capital Appreciation Portfolio and the Money Market Portfolio incurred fees of $581,940, $863,450, $54,841, $340,400, $600,940 and $332,520, respectively, for services provided by Alger Services. In addition, during the year ended October 31, 1998, the Growth Portfolio, the Small Capitalization Portfolio, the Balanced Portfolio, the MidCap Growth Portfolio, the Capital Appreciation Portfolio and the Money Market Portfolio reimbursed Alger Services $202,020, $296,440, $10,269, $58,060, $91,680 and $102,830, respectively, for transfer agent related expenses paid by Alger Services on behalf of the Portfolios.

(f) SHAREHOLDER SERVICING FEES: The Fund has entered into a shareholder servicing agreement with the Distributor whereby the Distributor provides each Portfolio, other than the Money Market Portfolio, with ongoing servicing of shareholder accounts. As compensation for such services, each designated Portfolio pays the Distributor a monthly fee at an annual rate equal to .25% of each Portfolio's average daily net assets.

(g) OTHER TRANSACTIONS WITH AFFILIATES: Certain trustees and officers of the Fund are directors and officers of Alger Management, the Distributor and Alger Services.

NOTE  4-  Securities  Transactions:
The following summarizes the securities transactions by the Fund, other than short-term securities, for the year ended October 31, 1998 (in thousands):

                              PURCHASES         SALES
                              ---------         -----
Growth Portfolio ..........    $604,012       $569,591
Small Capitalization
 Portfolio ................     802,029        901,926
Balanced Portfolio ........      18,865         14,272
MidCap Growth
 Portfolio ................     339,342        323,249
Capital Appreciation
 Portfolio ................     456,436        452,026


NOTE 5- Lines of Credit:

       The Fund has both committed and uncommitted lines of credit with banks. All borrowings have variable interest rates and are payable on demand. With the exception of the Capital Appreciation Portfolio, the Fund borrows under such lines of credit exclusively for temporary or emergency purposes.
       The Capital Appreciation Portfolio may borrow under these lines up to 1/3 of the value of its assets, as defined, to purchase additional securities. To the extent the Capital Appreciation Portfolio borrows under these lines, it must pledge securities with a total value of at least twice the amount borrowed. For the year ended October 31, 1998, the Capital Appreciation Portfolio had borrowings which averaged $2,814,493 at a weighted average interest rate of 6.60%.

THE ALGER FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


NOTE 6- Share Capital:
The Fund has an unlimited number of authorized shares of beneficial interest of $.001 par value which are presently divided into six series. Each series, other than the Money Market Portfolio, is divided into three separate classes. The transactions of shares of beneficial interest were as follows:

                                              FOR THE YEAR ENDED                    FOR THE PERIOD ENDED
                                              OCTOBER 31, 1998                       OCTOBER 31, 1997
                                          SHARES              AMOUNT             SHARES              AMOUNT
                                          ------              ------             ------              ------
Alger Growth Portfolio
 Class A:*
  Shares sold ........................   21,100,549      $  251,594,946          5,044,972      $   51,947,397
  Shares converted from Class B ......    2,515,306          28,918,933          2,227,219          22,695,978
  Dividends reinvested ...............    1,012,458           9,861,339                 --                  --
  Shares redeemed ....................  (19,143,051)       (230,266,858)        (2,756,124)        (29,211,908)
                                       ------------      --------------       ------------      --------------
  Net increase .......................    5,485,262      $   60,108,360          4,516,067      $   45,431,467
                                       ============      ==============       ============      ==============
 Class B:
  Shares sold ........................   32,510,335      $  378,490,196         19,936,199      $  209,548,326
  Dividends reinvested ...............    3,613,386          34,869,174            887,671           8,477,253
  Shares converted to Class A ........   (2,536,424)        (28,918,933)        (2,233,829)        (22,695,978)
  Shares redeemed ....................  (27,523,316)       (322,737,781)       (20,141,745)       (207,776,866)
                                       ------------      --------------       ------------      --------------
  Net increase (decrease) ............    6,063,981     $    61,702,656         (1,551,704)    $   (12,447,265)
                                       ============      ==============       ============      ==============
 Class C:**
  Shares sold ........................      921,931      $   11,159,179             22,512      $      273,258
  Dividends reinvested ...............        5,128              49,487                 --                  --
  Shares redeemed ....................     (668,318)         (8,358,166)            (5,189)            (61,432)
                                       ------------      --------------       ------------      --------------
  Net increase .......................      258,741      $    2,850,500             17,323      $      211,826
                                       ============      ==============       ============      ==============
Alger Small Capitalization Portfolio
 Class A:*
  Shares sold ........................   61,503,618      $  589,789,058          7,681,584      $   75,848,391
  Shares converted from Class B ......    1,666,233          16,755,718          1,829,173          17,139,109
  Dividends reinvested ...............      120,213           1,097,543                 --                  --
  Shares redeemed ....................  (58,990,985)       (572,313,304)        (6,999,709)        (69,493,610)
                                       ------------      --------------       ------------      --------------
  Net increase .......................    4,299,079      $   35,329,015          2,511,048      $   23,493,890
                                       ============      ==============       ============      ==============
 Class B:
  Shares sold ........................  176,830,341      $1,671,198,375        106,288,557      $1,038,455,771
  Dividends reinvested ...............    2,899,072          26,265,587          9,868,408          89,901,198
  Shares converted to Class A ........   (1,684,647)        (16,755,718)        (1,835,958)        (17,139,109)
  Shares redeemed .................... (180,951,992)     (1,740,652,109)      (108,877,400)     (1,051,036,361)
                                       ------------      --------------       ------------      --------------
  Net increase (decrease) ............   (2,907,226)     $  (59,943,865)         5,443,607      $   60,181,499
                                       ============      ==============       ============      ==============
 Class C:**
  Shares sold ........................    2,997,520      $   28,283,527             42,583      $      451,031
  Dividends reinvested ...............        2,485              22,515                 --                  --
  Shares redeemed ....................   (2,469,935)        (24,063,272)            (9,782)           (102,933)
                                       ------------      --------------       ------------      --------------
  Net increase .......................      530,070      $    4,242,770             32,801      $      348,098
                                       ============      ==============       ============      ==============

                                                                            -44-
THE ALGER FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                              FOR THE YEAR ENDED                    FOR THE PERIOD ENDED
                                              OCTOBER 31, 1998                        OCTOBER 31, 1997
                                            SHARES             AMOUNT              SHARES              AMOUNT
                                            ------             ------              ------              ------
Alger Balanced Portfolio
 Class A:*
  Shares sold ........................      140,560        $  2,276,674             19,407        $    305,198
  Shares converted from Class B ......        7,838             120,962             13,383             192,101
  Dividends reinvested ...............        4,622              65,126                 --                  --
  Shares redeemed ....................     (100,269)         (1,638,040)            (5,110)            (80,451)
                                       ------------        ------------       ------------        ------------
  Net increase .......................       52,751        $    824,722             27,680        $    416,848
                                       ============        ============       ============        ============
 Class B:
  Shares sold ........................      710,530        $ 11,206,494            626,022        $  9,511,649
  Dividends reinvested ...............      122,289           1,714,490             23,152             328,056
  Shares converted to Class A ........       (7,894)           (120,962)           (13,405)           (192,101)
  Shares redeemed ....................     (433,903)         (6,908,568)          (817,576)        (12,286,748)
                                       ------------        ------------       ------------       -------------
  Net increase (decrease) ............      391,022        $  5,891,454           (181,807)      $  (2,639,144)
                                       ============        ============       ============       =============
 Class C:**
  Shares sold ........................       21,158        $    335,495              3,179       $      54,326
  Dividends reinvested ...............          473               6,646                 --                  --
  Shares redeemed ....................       (4,478)            (70,500)              (259)             (4,321)
                                       ------------        ------------       ------------        ------------
  Net increase .......................       17,153        $    271,641              2,920        $     50,005
                                       ============        ============       ============        ============
Alger MidCap Growth Portfolio
 Class A:*
  Shares sold ........................   17,759,678        $373,805,169          1,533,288        $ 31,807,270
  Shares converted from Class B ......       30,842             653,860            148,365           2,732,385
  Dividends reinvested ...............       28,826             526,934                 --                  --
  Shares redeemed ....................  (16,530,334)       (352,045,613)        (1,439,653)        (29,874,723)
                                       ------------        ------------       ------------        ------------
  Net increase .......................    1,289,012        $ 22,940,350            242,000        $  4,664,932
                                       ============        ============       ============        ============
 Class B:
  Shares sold ........................    9,670,177        $202,901,737          6,111,087        $124,416,537
  Dividends reinvested ...............      952,240          17,273,632            176,660           3,335,332
  Shares converted to Class A ........      (31,165)           (653,860)          (148,651)         (2,732,385)
  Shares redeemed ....................   (8,858,104)       (186,765,967)        (5,345,132)       (110,043,722)
                                       ------------        ------------       ------------        ------------
  Net increase .......................    1,733,148        $ 32,755,542            793,964        $ 14,975,762
                                       ============        ============       ============        ============
 Class C:**
  Shares sold ........................      253,315        $  5,217,737              5,118        $    120,922
  Dividends reinvested ...............          761              13,810                 --                  --
   Shares redeemed ...................     (173,525)         (3,536,369)            (1,348)            (29,837)
                                       ------------        ------------       ------------        ------------
  Net increase .......................       80,551        $  1,695,178              3,770        $     91,085
                                       ============        ============       ============        ============

                                                                            -45-
THE ALGER FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                              FOR THE YEAR ENDED                    FOR THE PERIOD ENDED
                                               OCTOBER 31, 1998                       OCTOBER 31, 1997
                                          SHARES              AMOUNT             SHARES              AMOUNT
                                          ------              ------             ------              ------
Alger Capital Appreciation Portfolio
 Class A:*
  Shares sold .....................      19,422,304      $  523,464,891          3,241,124      $   82,052,318
  Shares converted from Class B ...          64,040           1,760,871            233,151           5,186,684
   Dividends reinvested ...........          36,380             843,296                 --                  --
  Shares redeemed .................     (18,108,492)       (492,122,233)        (2,879,210)        (73,001,214)
                                     --------------      --------------      -------------      --------------
  Net increase ....................       1,414,232      $   33,946,825            595,065      $   14,237,788
                                     ==============      ==============      =============      ==============
 Class B:
  Shares sold .....................      21,532,988      $  569,383,745         12,410,336      $  304,603,104
  Dividends reinvested ............         541,761          12,460,510             43,004             941,804
  Shares converted to Class A .....         (64,764)         (1,760,871)          (233,764)         (5,186,684)
  Shares redeemed .................     (21,096,919)       (561,910,894)       (10,979,223)       (267,894,646)
                                     --------------      --------------      -------------      --------------
  Net increase ....................         913,066      $   18,172,490          1,240,353      $   32,463,578
                                     ==============      ==============      =============      ==============
 Class C:**
  Shares sold .....................         557,313      $   14,867,062             36,710      $    1,019,125
   Dividends reinvested ...........           2,031              46,713                 --                  --
  Shares redeemed .................        (472,417)        (12,595,276)           (12,451)           (346,883)
                                     --------------      --------------      -------------      --------------
  Net increase ....................          86,927       $   2,318,499             24,259       $     672,242
                                     ==============      ==============      =============      ==============
Alger Money Market Portfolio
  Shares sold .....................   3,890,533,124      $3,890,533,124      1,583,643,437      $1,583,643,437
  Dividends reinvested ............       8,949,498           8,949,498          9,418,392           9,418,392
  Shares redeemed .................  (3,906,034,069)     (3,906,034,069)    (1,699,340,499)     (1,699,340,499)
                                     --------------      --------------      -------------      --------------
  Net decrease ....................      (6,551,447)     $   (6,551,447)      (106,278,670)     $ (106,278,670)
                                     ==============      ==============      =============      ==============

------------
 * Initially offered January 1, 1997.
** Initially offered August 1, 1997.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and
Board of Trustees of The Alger Fund:

    We have audited the accompanying statements of assets and liabilities of The Alger Fund (a Massachusetts business trust comprising, respectively, the Growth Portfolio, Small Capitalization Portfolio, Balanced Portfolio, MidCap Growth Portfolio, Capital Appreciation Portfolio and Money Market Portfolio), including the schedules of investments, as of October 31, 1998, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting The Alger Fund as of October 31, 1998, the results of their operations and cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                        ARTHUR ANDERSEN LLP

New York, New York
December 11, 1998

The Alger Fund
1 World Trade CenterSuite 9333
New York, N.Y. 10048
(800) 992-3863
www.algerfund.com
--------------------------------------------------------------------------------
BOARD OF TRUSTEES
Fred M. Alger, CHAIRMAN
David D. Alger
Arthur M. Dubow
Stephen E. O'Neil
Nathan E. Saint-Amand
John T. Sargent
--------------------------------------------------------------------------------
Investment Manager
Fred Alger Management, Inc.
1 World Trade Center
Suite 9333
New York, N.Y. 10048
--------------------------------------------------------------------------------
Distributor
Fred Alger & Company, Incorporated
30 Montgomery Street
Jersey City, N.J. 07302
--------------------------------------------------------------------------------
TRANSFER AGENT
Alger Shareholder Services, Inc.
30 Montgomery Street
Jersey City, N.J. 07302
--------------------------------------------------------------------------------
INDEPENDENT PUBLIC ACCOUNTANTS
Arthur Andersen LLP
1345 Avenue of the Americas
New York, N.Y. 10105

This report is submitted for the general information of the shareholders of The Alger Fund. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Fund, which contains information concerning the Fund's investment policies, fees and expenses as well as other pertinent information.

REP108



                             ALGER |
                            GROWTH | Meeting the challenge
                         PORTFOLIO | of investing

                            ALGER GROWTH PORTFOLIO
                      ALGER SMALL CAPITALIZATION PORTFOLIO
                            ALGER BALANCED PORTFOLIO
                          ALGER MIDCAP GROWTH PORTFOLIO
                      ALGER CAPITAL APPRECIATION PORTFOLIO
                          ALGER MONEY MARKET PORTFOLIO

                           ANNUAL  |
                           REPORT  |  October 31, 1998